Expedition Funds GUIDING YOUR WAY 2000 Annual Report
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
[Expedition Funds Logo Omitted]

Table of Contents

Letter to Our Shareholders .............................   1
Management's Discussion and Analysis ...................   3
Statements of Net Assets ...............................  13
Statements of Operations ...............................  50
Statements of Changes in Net Assets ....................  52
Financial Highlights ...................................  56
Notes to Financial Statements ..........................  60
Independent Auditor's Report ...........................  68


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Shares  of the  Expedition  Funds are  not  deposits  of or  obligations  of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund or Tax-Free Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Compass Bank serves as investment advisor and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

To be an investor is also to be a student. Whether an expert or a novice, one continually learns new lessons about the markets, the economy, and human behavior. In fiscal year 2000, even the most experienced investors found plenty of opportunities for enlightenment in the performance of stocks, bonds, and money market instruments.

Perhaps the most significant of the market's recent lessons was that sooner or later, all fads will pass - even one as heavily publicized as "dot-com" mania. At the height of this phenomenon, many well-known "gurus" announced that new rules now applied, and that a new economy was at hand. Now, just a few months after the Internet trend reached its peak, the real wisdom appears to belong to those who adhered to rules and economic principles that have stood the test of time.

This would include investors in the Expedition Funds' two equity funds, which generally do not make bets on specific market sectors but instead focus on issues of more lasting value.

Our shareholders found that when the rise and fall of the more risky sectors was factored out, fiscal year 2000 was not a bad year for stocks overall. Blue chip issues and many of the stronger technology stocks actually produced solid returns. And value - oriented stocks enjoyed their best period in years as investors sought issues that offered reasonable prices -- and real earnings.

It was also a relatively good year for bonds, despite four separate rate hikes by the Federal Reserve Board. The lesson here was that a strong economy, low unemployment, and even a spike in oil prices, need not result in runaway inflation or a severe correction for bonds.

And in the money market sector, where real returns were boosted by those same Fed rate hikes, investors could not help but learn that very often, slow and steady wins the race.

NEW INVESTORS AND NEW CHOICES
For the Expedition Funds family,  fiscal 2000 demonstrated the value of offering
a  prudent   investment   approach  based  on  solid  principles  and  long-term
experience.

As the number of investors in our fund family continued to grow, overall Fund assets under management reached a record level of $1.3 billion at fiscal year-end, compared with $888 million at the close of fiscal 1999.

                                                              OCTOBER 31, 2000 1

LETTER TO OUR SHAREHOLDERS (CONCLUDED)

One reason for this outstanding growth was the successful introduction of two exciting new Expedition Funds portfolios in March 2000:

* THE EXPEDITION EQUITY INCOME FUND seeks long-term growth of capital, with an emphasis on current income. This fund may be appropriate for investors who are willing to accept fluctuations consistent with a capital growth strategy.

* THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND seeks current income that is exempt from Federal income taxes. This fund may be appropriate for tax-sensitive, income-oriented investors.

With these new funds, we now offer even more ways for our investors to develop a diversified, balanced program for seeking their financial goals.

MOVING FORWARD WITH CONFIDENCE
While the lessons of 2000 were valuable, they simply represent another chapter in a long textbook that our managers have been studying for decades.

The overriding message in these pages is that investors should retain a sense of cautious optimism, hoping for the best while prudently preparing for the worst. What's more, history has shown that those who remain fully invested at all times, in a manner that is consistent with their overall strategies, are most likely to benefit from the long-term opportunities that the markets offer.

We continue to manage the Expedition Funds for investors who share this outlook on the market, and we are gratified that more and more individuals and institutions have given us the privilege of guiding their hard-earned assets through all types of market environments.

We appreciate your continued confidence in our stewardship, and look forward to helping you benefit from our knowledge of the past and our enthusiasm about the future.


Sincerely,



/s/ signature omitted
Jan Koenig
CHIEF INVESTMENT OFFICER
COMPASS BANK ASSET MANAGEMENT GROUP
EXPEDITION FUNDS INVESTMENT ADVISOR

2 OCTOBER 31, 2000

EXPEDITION EQUITY FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

For the twelve month period ended October 31, 2000, the Expedition Equity Fund (Institutional Shares) generated a total return of 22.01%. This compares to a 6.78% return for the S&P 500 Composite Stock Index and a 9.71% return for the Lipper Large-Cap Core Funds Average. The Fund seeks to provide growth of capital, with a secondary objective of income and pursues these objectives by investing in a diversified portfolio of common stocks issued by mid and large capitalization companies.

The U.S. stock market was volatile for much of the fiscal year due to a number of investor concerns. At various times, these included fears of higher interest rates, wage and energy cost inflation, the weak Euro, the outcome of the U.S. election, slower economic growth, lower capital spending, and deceleration of corporate profit gains.

These concerns took the greatest toll on high-growth, high-valuation stocks, leading to sharp corrections as the year progressed. Stocks of companies that were less dependent upon overall economic strength, and that offered more modest valuations, performed somewhat better.

Throughout the year, the Expedition Equity Fund continued to pursue a balanced approach, employing both growth-oriented and value-oriented disciplines in order to seek competitive long-term returns. This approach helped the Fund avoid the excesses of the markets, resulting in significant outperformance of its two benchmarks.

Looking ahead, we expect the world's major economies to continue expanding, although at slower rates than in recent years. This slower growth should reduce the potential for inflation, and ultimately result in a continued expansion of the global money supply.

In addition, we believe that the valuations on many stocks are now relatively favorable in relation to the growth rates of their underlying companies. As a result, we see a number of attractive opportunities in the markets, and are selectively choosing those which appear to offer the right balance of risk and return potential for our Fund.

                                                              OCTOBER 31, 2000 3

EXPEDITION EQUITY FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

----------------------------------------------------------------------------------------
                             EXPEDITION EQUITY FUND
----------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------
                                      1 Year        3 Year       5 Year      Inception
                                      Return        Return       Return      to Date
----------------------------------------------------------------------------------------
Institutional Shares                   22.01%        23.92%       24.23%*     21.97%
----------------------------------------------------------------------------------------
Investment Shares - Class A            21.73%        23.67%**     24.08%**    23.08%
----------------------------------------------------------------------------------------
Investment Shares - Class A w/load     16.90%        22.00%**     23.06%**    21.39%
----------------------------------------------------------------------------------------
Investment Shares - Class B            20.80%        23.09%**     23.73%**    24.07%
----------------------------------------------------------------------------------------
Investment Shares - Class B w/load     15.80%        22.43%**     23.64%**    22.40%
----------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES CLASSA OR INVESTMENT SHARES CLASS B, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 400 MID-CAP INDEX, AND THE LIPPER GROWTH & INCOME FUNDS OBJECTIVE, AND THE LIPPER LARGE-CAP CORE FUNDS CLASSIFICATION.

[Chart Omitted]
Plot points are as follows:

                             EXPEDITION           EXPEDITION                                          LIPPER
           EXPEDITION        EQUITY FUND,         EQUITY FUND,                                        GROWTH &            LIPPER
           EQUITY FUND,       INVESTMENT          INVESTMENT     S&P 500        S&P 400               INCOME            LARGE-CAP
           INSTITUTIONAL       SHARES-              SHARES-      COMPOSITE      MID-CAP               FUNDS             CORE FUNDS
           SHARES             CLASS A              CLASS B       INDEX          INDEX                 OBJECTIVE       CLASSIFICATION
10/93      $10,000            $ 9,600             $10,000        $10,000        $10,000              $10,000            $10,000
10/94       10,033              9,632              10,033         10,386         10,236               10,277             10,222
10/95       11,712             11,243              11,712         13,129         12,407               12,413             12,492
10/96       14,321             13,748              14,321         16,290         14,560               15,137             15,149
10/97       18,209             17,481              18,209         21,520         19,313               19,459             19,402
10/98       21,701             20,868              21,738         26,254         20,607               21,409             22,260
10/99       28,401             27,162              28,159         32,993         24,949               25,202             28,161
10/00       34,642             33,065              34,016         35,003         32,846               27,596             30,887

 *   FOR  PERIODS  PRIOR TO THE  INCEPTION  OF THE  EXPEDITION  EQUITY FUND (THE
     "FUND") ON JUNE 13, 1997, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE EQUITY MODEL COMMON TRUST FUND INTERNALLY MANAGED BY AN AFFILIATE OF THE FUND'S INVESTMENT ADVISOR, ADJUSTED FOR THE MAXIMUM FEE AND EXPENSES OF THE INSTITUTIONAL SHARES OF THE FUND APPLICABLE AT THE INCEPTION OF THE FUND. THE EQUITY MODEL COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THEREFORE, WAS NOT SUBJECT TO CERTAIN RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.
** CLASS A SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 24, 1997 AND CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF INSTITUTIONAL SHARES. THE PRIOR INSTITUTIONAL SHARES PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO CLASS A AND CLASS B SHARES, RESPECTIVELY, BUT DOES NOT REFLECT THE HIGHER RULE 12B-1 FEES FOR EITHER CLASS. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

4 OCTOBER 31, 2000

EXPEDITION EQUITY INCOME FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

From its inception on March 3, 2000 to October 31, 2000, the Expedition Equity Income Fund (Institutional Shares) generated a total return of 8.36%. This compares to a -4.01% return for the S&P 500 Composite Stock Index and a 2.00% return for the Lipper Large-Cap Value Funds Average for the comparable time period.

The Fund seeks to provide growth of capital, with a secondary objective of income. These objectives are pursued through a diversified portfolio of common stocks issued by mid and large- capitalization companies.

The U.S. stock market was volatile for much of the period due to concerns over higher interest rates, higher energy costs, a strong dollar, and inflation in wages. These factors led to slower economic growth and lower earnings for many U.S. corporations.

In this environment, traditional "value" industries such as defense, natural gas, healthcare, and financial services performed relatively well against "growth" industries such as technology and telecommunications. And since value-oriented industries are well represented in the Fund, the result was a strong total return for the period.

Looking ahead, we see the economy slowing even further. But even in a sluggish economy, many corporations will continue to offer positive prospects for earnings and growth. Our goal, therefore, is to continue to manage risk and return by selecting those which offer above-average growth potential and reasonable valuations.

                                                              OCTOBER 31, 2000 5

EXPEDITION EQUITY INCOME FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
                          EXPEDITION EQUITY INCOME FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                                    Cumulative
                                                                   Inception to
                                                                        Date
--------------------------------------------------------------------------------
Institutional Shares                                                    8.36%
--------------------------------------------------------------------------------
Investment Shares - Class A                                            10.60%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load                                      6.15%
--------------------------------------------------------------------------------
Investment Shares - Class B                                             9.71%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load                                      4.71%

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY INCOME FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE S&P 500 INDEX, THE LIPPER LARGE-CAP VALUE CLASSIFICATION, THE LIPPER EQUITY INCOME CLASSIFICATION, AND THE LIPPER EQUITY INCOME OBJECTIVE.

[Chart Omitted]
Plot points are as follows:

                                    EXPEDITION            EXPEDITION
           EXPEDITION                 EQUITY               EQUITY
             EQUITY                 INCOME FUND,          INCOME FUND,                      LIPPER              LIPPER        LIPPER
           INCOME FUND,              INVESTMENT            INVESTMENT     S&P 500         LARGE-CAP            EQUITY        EQUITY
           INSTITUTIONAL              SHARES-                SHARES-      COMPOSITE          VALUE              INCOME        INCOME
           SHARES                    CLASS A                CLASS B       INDEX        CLASSIFICATION      CLASSIFICATION  OBJECTIVE
3/31/00    $10,000                   $ 9,600                $10,000       $10,000          $10,000            $10,000      $10,000
10/00       10,350                     9,918                  9,802         9,599           10,230             10,652       10,596

NOTE: PERFORMANCE  DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

6 OCTOBER 31, 2000

EXPEDITION INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

For the twelve month period ended October 31, 2000, the Expedition Investment Grade Bond Fund (Institutional Shares) generated a total return of 6.49%. This compares to a 6.29% return for the Lipper Intermediate U.S. Government Funds Average. The Fund seeks to provide income with relative stability of principal.

Volatility was the word to describe the bond market during the most recent fiscal year. The Federal Reserve Board increased short-term interest rates four times between late 1999 and early 2000, pushing the Federal Funds rate from 5.25% to 6.50%. After the last increase on May 16, however, the Federal Reserve left rates unchanged.

As would be expected, yields in the U.S. Treasury market rose in response to the interest rate hikes. For example, rates on the five year U.S. Treasury Bond rose from 5.97% to as high as 6.80% in early May, before falling to 5.80% on October 31.

The big story in the U.S. Treasury market was the phenomenon known as an "inversion of the yield curve." Under "normal" conditions, investors in longer-term instruments receive higher yields to compensate for taking on additional time-related risk. During fiscal 2000, however, long-term yields were often actually lower than short-term yields.

Such an "inversion" sometimes indicates that a recession is ahead. In this case, however, it may also be attributable to the recent use of the budget surplus to buy back U.S. Treasury securities, which decreased supply.

In light of these conditions, the Expedition Investment Grade Bond Fund held the maturity of its Treasury holdings relatively short, while selectively adding high-quality corporate issues to take advantage of their comparatively high yields.

Looking ahead, we believe that the Fed will continue to receive mixed signals from the economy and the changing political climate. As we watch them attempt a difficult balancing act, we will continue to pursue our conservative, quality-oriented strategy.

                                                              OCTOBER 31, 2000 7

EXPEDITION INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

--------------------------------------------------------------------------------------
                      EXPEDITION INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------
                                         1 Year       3 Year      5 Year     Inception
                                         Return       Return      Return      to Date
--------------------------------------------------------------------------------------
Institutional Shares                      6.49%        4.89%       5.10%*      5.42%
--------------------------------------------------------------------------------------
Investment Shares - Class A               6.22%        4.62%       4.94%       5.47%
--------------------------------------------------------------------------------------
Investment Shares - Class A w/load        1.99%        3.21%       4.10%       4.96%
--------------------------------------------------------------------------------------
Investment Shares - Class B               5.54%        5.00%*      5.17%*      3.89%
--------------------------------------------------------------------------------------
Investment Shares - Class B w/load        0.54%        4.09%*      5.01%*      1.97%
--------------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES, INVESTMENT SHARES-CLASS A OR INVESTMENT SHARES-CLASS B, VERSUS THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX, AND THE LIPPER INTERMEDIATE U.S. GOVERNMENT CLASSIFICATION.

[Chart Omitted]
Plot points are as follows:

            EXPEDITION          EXPEDITION           EXPEDITION
            INVESTMENT          INVESTMENT           INVESTMENT
            GRADE BOND          GRADE BOND           GRADE BOND           LEHMAN          LIPPER
               FUND,               FUND,                FUND,          INTERMEDIATE     INTERMEDIATE
           INSTITUTIONAL        INVESTMENT           INVESTMENT        GOVERNMENT/     U.S. GOVERNMENT
              CLASS           SHARES-CLASS A       SHARES-CLASS B      CREDIT INDEX    CLASSIFICATION
   4/92      $10,000             $ 9,600              $10,000            $10,000          $10,000
  10/92       10,640              10,215               10,640             10,620           10,557
  10/93       11,536              11,075               11,536             11,675           11,563
  10/94       11,176              10,729               11,176             11,449           11,087
  10/95       12,399              11,903               12,399             12,883           12,495
  10/96       12,949              12,431               12,949             13,632           13,089
  10/97       13,780              13,228               13,780             14,653           14,068
  10/98       14,941              14,320               14,916             15,987           15,276
  10/99       14,932              14,261               15,110             16,145           15,148
  10/00       15,901              15,148               15,947             17,185           16,101

* INSTITUTIONAL SHARES OF THE FUND WERE OFFERED BEGINNING JUNE 13, 1997 AND CLASS B SHARES OF THE FUND WERE OFFERED BEGINNING NOVEMBER 16, 1998. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT REPRESENTS PERFORMANCE OF CLASS A SHARES, WHICH WERE OFFERED BEGINNING APRIL 20, 1992. FOR INSTITUTIONAL SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE AND RULE 12B-1 FEES ON CLASS A SHARES, NEITHER OF WHICH APPLIES TO INSTITUTIONAL SHARES. FOR CLASS B SHARES, THE PRIOR CLASS A SHARES PERFORMANCE REFLECTS THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES, BUT DOES NOT REFLECT CLASS B SHARES' HIGHER RULE 12B-1 FEES. HAD THAT ADJUSTMENT BEEN MADE, PERFORMANCE WOULD HAVE BEEN LOWER.

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8 OCTOBER 31, 2000

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

From its inception on March 3, 2000 to October 31, 2000, the Expedition Tax-Free Investment Grade Bond Fund (Institutional Shares) generated a total return of 6.84%. This compares to a 5.10% return for the Lehman Municipal Bond Index and a 4.04% return for the Lipper Intermediate Municipal Debt Average.

During this period, fixed income investors had more to worry about than just the Federal Reserve Board, as the six E's - the Economy, Earnings, the Euro, Energy, the Middle East and the Election - created both anxiety and opportunity. These concerns led to uneven performance for the municipal bond markets, as investor sentiment swung from pessimism to optimism on a regular basis.

Throughout the period, the Fund continued to employ a disciplined investment process that seeks relative value through a combination of security research, market analysis, economic review, and a duration-neutral strategy. This process led to positive overall performance for the Fund, while our strict selection criteria helped to minimize price risk.

Looking ahead, we believe that the overall outlook for interest rates remains favorable. Economic growth is slowing, underlying inflation is still low in spite of recent oil price shocks, productivity gains continue to offset labor cost increases, and the Federal Reserve appears ready to ease rates.

In addition, we believe that tax-free investments continue to offer compelling value tax-sensitive investors, due to supply and demand factors, as well as demographic trends that are increasing the number of affluent individuals.

With all of these factors in mind, we will continue to pursue our approach of seeking competitive returns for investors while working to minimize risk.

                                                             OCTOBER 31, 2000  9

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

--------------------------------------------------------------------------------
                 EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                          Cumulative
                                                         Inception to
                                                              Date
--------------------------------------------------------------------------------
Institutional Shares                                         6.84%
--------------------------------------------------------------------------------
Investment Shares - Class A                                  5.95%
--------------------------------------------------------------------------------
Investment Shares - Class A w/load                           1.70%
--------------------------------------------------------------------------------
Investment Shares - Class B                                  3.16%
--------------------------------------------------------------------------------
Investment Shares - Class B w/load                          -1.84%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND, INSTITUTIONAL SHARES OR INVESTMENT SHARES-CLASS A, VERSUS THE LEHMAN MUNICIPAL INDEX, AND THE LIPPER GENERAL MUNICIPAL DEBT CLASSIFICATION.

[Chart Omitted]
Plot points are as follows:

             EXPEDITION TAX-FREE                    EXPEDITION TAX-FREE                                            LIPPER GENERAL
         INVESTMENT GRADE BOND FUND             INVESTMENT GRADE BOND FUND                 LEHMAN                  MUNICIPAL DEBT
            INSTITUTIONAL SHARES                INVESTMENT SHARES-CLASS A              MUNICIPAL INDEX             CLASSIFICATION
3/31/00           $10,000                                 $ 9,600                         $10,000                      $10,000
10/00              10,462                                  10,019                          10,510                       10,440

NOTE: PERFORMANCE DATA QUOTED  REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

10 OCTOBER 31, 2000

EXPEDITION MONEY MARKET FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS

For the twelve month period ended October 31, 2000, the Expedition Money Market Fund (Institutional Shares) generated a total return of 5.96%. This compares to a 5.53% return for the Lipper Money Market Mutual Fund Average.

Money market investors enjoyed yet another year of strong returns, thanks to four rate hikes, totaling 1.25%, by the Federal Reserve Board. Most of these increases took place during the first half of the fiscal year. After that time, the Fed essentially allowed rising oil prices and election-year concerns to assume the task of dampening economic growth.

For much of the period, the Expedition Money Market Fund maintained a relatively conservative stance, with assets concentrated in 30 to 60 day commercial paper and corporate notes of six months to one year. The remainder of the Fund was invested in overnight repurchase agreements. This approach enabled us to take advantage of higher rates as they became available, leading to a strong overall return for the year.

Looking ahead, we believe that the Fed may have leaned a bit too hard on the brakes, raising the possibility of a small rate cut in the year ahead. Complicating this forecast are the prospects of a tax cut proposal under the new Bush administration, which could cause the Fed to consider further tightening.

In this environment of uncertainty, we plan to maintain our conservative position, which offers the potential for strong after-inflation yields while keeping our options open for the future.

                                                             OCTOBER 31, 2000 11

EXPEDITION TAX-FREE MONEY MARKET FUND
MANAGEMENT'S DISCUSSION AND ANALYSIS


For the twelve month period ended October 31, 2000, the Expedition Tax-Free Money Market Fund (Institutional Shares) generated a total return of 3.80%. This compares to a 3.41% return for the Lipper Tax Exempt Money Market Mutual Fund Average. The Fund seeks to provide income, exempt from Federal income taxes, consistent with stability of principal. The Fund pursues this investment objective by investing in high quality money market instruments maturing in 397 days or less.

From late 1999 until the spring of 2000, U.S. economic expansion remained exceptionally robust. Strong consumer spending, a boom in housing starts, and a tight labor market, all gave the Federal Reserve Board cause for concern on future levels of inflation. As a result, the Federal Reserve raised short-term rates by 0.25% on November 16, 1999, February 2nd and March 21st, and by 0.50% on May 16th. In addition, the Fed maintained its bias toward keeping inflation in check through the remainder of the year.

Their efforts succeeded. While the economy remains healthy, reduced optimism among purchasing managers, weak durable good orders, and declining new home sales reflect a needed slowdown.

During most of fiscal 2000, yields on short-term municipal securities rose along with each of the Fed increases. However, as we approached October 31st, yields on one-year municipal notes declined in conjunction with the slowing economy.

For much of the year, the Fund maintained an average life of 45 days, with the majority of assets invested in highly liquid variable-rate demand obligations. These obligations, along with our strict quality guidelines, helped cushion the portfolio against events and trends in the financial markets.

Looking ahead, we believe that the combination of slower growth and continued productivity increases may allow the Federal Reserve to bring interest rates down in the upcoming year. And while this may result in somewhat lower yields, we believe the long-term effects of a well-balanced economy will be positive for our investors.

12 OCTOBER 31, 2000

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.5%
   AIRLINES - 2.2%
   Southwest Airlines                                  350,000        $ 9,975
-----------------------------------------------------------------------------
   TOTAL AIRLINES                                                       9,975
-----------------------------------------------------------------------------
   AUTOMOTIVE - 2.1%
   Ford Motor                                          370,000          9,666
------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                     9,666
-----------------------------------------------------------------------------
   BANKS - 5.4%
   Citigroup                                           263,666         13,875
   Mellon Financial                                    220,000         10,615
-----------------------------------------------------------------------------
   TOTAL BANKS                                                         24,490
-----------------------------------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 5.5%
   Omnicom Group                                       150,999         13,930
   Univision Communications, Cl A*                     286,130         10,944
-----------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                        24,874
-----------------------------------------------------------------------------
   COMPUTERS & SERVICES - 8.5%
   EMC*                                                150,000         13,359
   International Business Machines                     117,000         11,524
   Sun Microsystems*                                   122,000         13,527
-----------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                          38,410
-----------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 2.8%
   JP Morgan                                            76,000         12,578
-----------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                12,578
-----------------------------------------------------------------------------
   DIVERSIFIED MANUFACTURING - 6.2%
   General Electric                                    266,000         14,580
   Tyco International Ltd.                             239,000         13,548
------------------------------------------------------------------------------
   TOTAL DIVERSIFIED MANUFACTURING                                     28,128
-----------------------------------------------------------------------------
   ELECTRICAL SERVICES - 1.3%
   Calpine*                                             76,000          5,999
-----------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                            5,999
-----------------------------------------------------------------------------
   ELECTRONIC COMPONENTS - 1.9%
   Solectron*                                          193,002          8,492
-----------------------------------------------------------------------------
   TOTAL ELECTRONIC COMPONENTS                                          8,492
-----------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 2.9%
   Anheuser-Busch                                      290,000         13,268
-----------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                      13,268
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 13

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-----------------------------------------------------------------------------
   GAS/NATURAL GAS - 1.5%
   Enron                                                85,000        $ 6,975
-----------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                                                6,975
-----------------------------------------------------------------------------
   INSURANCE - 5.5%
   American International Group                        125,000         12,250
   Marsh & McLennan                                     98,000         12,814
-----------------------------------------------------------------------------
   TOTAL INSURANCE                                                     25,064
-----------------------------------------------------------------------------
   METALS-ALUMINUM - 2.2%
   Alcoa                                               345,000          9,897
-----------------------------------------------------------------------------
   TOTAL METALS-ALUMINUM                                                9,897
-----------------------------------------------------------------------------
   MULTIMEDIA - 2.7%
   Time Warner                                         160,365         12,173
-----------------------------------------------------------------------------
   TOTAL MULTIMEDIA                                                    12,173
-----------------------------------------------------------------------------
   NETWORKING PRODUCTS - 3.1%
   Cisco Systems*                                      260,000         14,008
-----------------------------------------------------------------------------
   TOTAL NETWORKING PRODUCTS                                           14,008
-----------------------------------------------------------------------------
   OIL FIELD SERVICES - 3.1%
   Noble Drilling*                                     138,000          5,736
   Schlumberger Ltd.                                   107,000          8,145
-----------------------------------------------------------------------------
   TOTAL OIL FIELD SERVICES                                            13,881
-----------------------------------------------------------------------------
   PETROLEUM REFINING - 3.8%
   Coastal                                              87,000          6,563
   Exxon Mobil                                         119,375         10,647
-----------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                            17,210
-----------------------------------------------------------------------------
   PHARMACEUTICALS - 12.8%
   Allergan                                            132,000         11,096
   Bristol-Myers Squibb                                146,000          8,897
   Medicis Pharmaceutical, Cl A*                       101,470          7,471
   Medimmune*                                          152,000          9,937
   Merck                                               107,000          9,623
   Pfizer                                              248,000         10,711
-----------------------------------------------------------------------------
   TOTAL PHARMACEUTICALS                                               57,735
-----------------------------------------------------------------------------
   RETAIL - 3.0%
   Wal-Mart Stores                                     296,000         13,431
-----------------------------------------------------------------------------
   TOTAL RETAIL                                                        13,431
-----------------------------------------------------------------------------

14 OCTOBER 31, 2000

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                     SHARES/FACE        VALUE
DESCRIPTION                                           AMT.(000)         (000)
-----------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 5.8%
   Atmel*                                              460,000        $ 6,871
   JDS Uniphase*                                       120,000          9,773
   STMicroelectronics                                  180,000          9,349
-----------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                   25,993
-----------------------------------------------------------------------------
   SOFTWARE & PROGRAMMING - 5.1%
   Rational Software*                                  170,000         10,147
   Siebel Systems*                                     125,010         13,118
-----------------------------------------------------------------------------
   TOTAL SOFTWARE & PROGRAMMING                                        23,265
-----------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 10.6%
   Comverse Technology*                                106,000         11,846
   Nortel Networks                                     210,000          9,555
   Polycom*                                            105,050          6,828
   Telefonos de Mexico ADR                             167,000          9,008
   Vodafone Group ADR                                  254,000         10,811
-----------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                               48,048
-----------------------------------------------------------------------------
   TESTING LABORATORIES - 1.5%
   Quest Diagnostics*                                   70,150          6,752
-----------------------------------------------------------------------------
   TOTAL TESTING LABORATORIES                                           6,752
-----------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (COST $339,608)                                                 450,312
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.0%
     JP Morgan 6.500%, dated 10/31/00, matures
       11/01/00, repurchase price $4,508,814
       (collateralized by U.S. Treasury Note,
       par value $4,588,000, 5.500%, matures
       08/31/01: market value $4,598,621)               $4,508          4,508
-----------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $4,508)                                                     4,508
-----------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.5%
      (COST $344,116)                                                 454,820
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.5%)                             (2,224)
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 15

EXPEDITION EQUITY FUND
STATEMENT OF NET ASSETS

                                                                        VALUE
DESCRIPTION                                                              (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Class (unlimited
   authorization -- no par value) based on
   29,619,557 outstanding shares of beneficial interest              $257,547
Portfolio Capital of Investment Shares - Class A (unlimited
   authorization -- no par value) based on 711,385
   outstanding shares of beneficial interest                            8,524
Portfolio Capital of Investment Shares - Class B (unlimited
   authorization -- no par value) based on 1,459,070
   outstanding shares of beneficial interest                           18,919
Accumulated net realized gain on investments                           56,902
Net unrealized appreciation on investments                            110,704
-----------------------------------------------------------------------------
    TOTAL NET ASSETS -- 100.0%                                       $452,596
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                                 $14.25
-----------------------------------------------------------------------------
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A                                   $14.18
-----------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A (1)                               $14.77
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS B                                   $13.95
-----------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.

*  Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.

16 OCTOBER 31, 2000

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS

                                                                        VALUE
DESCRIPTION                                              SHARES          (000)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.2%
   AEROSPACE/DEFENSE EQUIPMENT - 3.7%
   Lockheed Martin                                      16,700         $  599
   United Technologies                                  10,110            706
-----------------------------------------------------------------------------
   TOTAL AEROSPACE/DEFENSE EQUIPMENT                                    1,305
-----------------------------------------------------------------------------
   BANKS - 9.9%
   Bank of New York                                     20,500          1,180
   Chase Manhattan                                      26,300          1,197
   Citigroup                                             9,520            501
   State Street                                          4,830            602
-----------------------------------------------------------------------------
   TOTAL BANKS                                                          3,480
-----------------------------------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 2.5%
   New York Times                                       23,710            871
-----------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                           871
-----------------------------------------------------------------------------
   DIVERSIFIED MANUFACTURING - 2.8%
   General Electric                                     18,000            987
-----------------------------------------------------------------------------
   TOTAL DIVERSIFIED MANUFACTURING                                        987
-----------------------------------------------------------------------------
   ELECTRICAL SERVICES - 6.0%
   FPL Group                                            15,000            990
   Southern                                             37,955          1,115
-----------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                            2,105
-----------------------------------------------------------------------------
   ELECTRONIC COMPONENTS - 2.1%
   Solectron*                                           16,475            725
-----------------------------------------------------------------------------
   TOTAL ELECTRONIC COMPONENTS                                            725
-----------------------------------------------------------------------------
   FINANCIAL SERVICES - 9.1%
   Alliance Capital Management Holding                  23,235          1,115
   American Express                                     19,000          1,140
   ING Capital Funding Preferred Stock                  41,000            935
-----------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                             3,190
-----------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 2.2%
   Pepsico                                              15,650            758
-----------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         758
-----------------------------------------------------------------------------
   GAS/NATURAL GAS - 2.5%
   Williams                                             21,250            889
-----------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                                                  889
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 17

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS

                                                                        VALUE
DESCRIPTION                                              SHARES          (000)
-----------------------------------------------------------------------------
   INSURANCE - 6.5%
   American International Group                         10,585        $ 1,037
   Marsh & McLennan                                      9,540          1,247
-----------------------------------------------------------------------------
   TOTAL INSURANCE                                                      2,284
-----------------------------------------------------------------------------
   MEASURING DEVICES - 1.9%
   PE Biosystems Group                                   5,780            676
-----------------------------------------------------------------------------
   TOTAL MEASURING DEVICES                                                676
-----------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 2.1%
   Baxter International                                  8,940            735
-----------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      735
-----------------------------------------------------------------------------
   METALS-ALUMINUM - 2.3%
   Alcoa                                                27,720            795
-----------------------------------------------------------------------------
   TOTAL METALS-ALUMINUM                                                  795
-----------------------------------------------------------------------------
   MISCELLANEOUS BUSINESS SERVICES - 2.7%
   Automatic Data Processing                            14,300            934
-----------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                  934
-----------------------------------------------------------------------------
   MISCELLANEOUS MANUFACTURING - 3.2%
   Minnesota Mining & Manufacturing                     11,530          1,114
-----------------------------------------------------------------------------
   TOTAL MISCELLANEOUS MANUFACTURING                                    1,114
-----------------------------------------------------------------------------
   MULTIMEDIA - 2.9%
   Viacom, Cl B*                                        18,000          1,024
-----------------------------------------------------------------------------
   TOTAL MULTIMEDIA                                                     1,024
-----------------------------------------------------------------------------
   OIL FIELD SERVICES - 2.9%
   Anadarko Petroleum                                   15,735          1,008
-----------------------------------------------------------------------------
   TOTAL OIL FIELD SERVICES                                             1,008
-----------------------------------------------------------------------------
   PETROLEUM REFINING - 6.2%
   Exxon Mobil                                          13,365          1,192
   Royal Dutch Petroleum ADR                            16,710            992
-----------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                             2,184
-----------------------------------------------------------------------------
   PHARMACEUTICALS - 1.3%
   Merck                                                 4,930            443
-----------------------------------------------------------------------------
   TOTAL PHARMACEUTICALS                                                  443
-----------------------------------------------------------------------------
   REAL ESTATE INVESTMENT TRUST - 2.7%
   Crescent Real Estate EQT                             47,540            957
-----------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST                                     957
-----------------------------------------------------------------------------

18 OCTOBER 31, 2000

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS

                                                       SHARES/FACE     VALUE
DESCRIPTION                                            AMT.(000)        (000)
-----------------------------------------------------------------------------
   RETAIL - 1.9%
   Wal-Mart Stores                                      15,130        $   687
-----------------------------------------------------------------------------
   TOTAL RETAIL                                                           687
-----------------------------------------------------------------------------
   SEMI-CONDUCTORS/INSTRUMENTS - 1.9%
   Texas Instruments                                    13,920            683
-----------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      683
-----------------------------------------------------------------------------
   SOFTWARE & PROGRAMMING - 1.6%
   Peoplesoft*                                          13,000            567
-----------------------------------------------------------------------------
   TOTAL SOFTWARE & PROGRAMMING                                           567
-----------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 11.9%
   AT&T                                                 27,040            627
   Global Crossing Ltd.*                                23,800            562
   SBC Communications                                   14,275            824
   Sprint (PCS Group)*                                  25,060            955
   Verizon Communications                               21,235          1,228
-----------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                4,196
-----------------------------------------------------------------------------
   WHOLESALE - 3.4%
   Sysco                                                22,750          1,187
-----------------------------------------------------------------------------
   TOTAL WHOLESALE                                                      1,187
-----------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (COST $30,172)                                                   33,784
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.8%
     JP Morgan 6.500%, dated 10/31/00, matures
       11/01/00, repurchase price $1,350,244
       (collateralized by U.S. Treasury Note,
       par value $1,374,000, 5.500%, matures
       08/31/01: market value $1,377,181)               $1,350          1,350
-----------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $1,350)                                                     1,350
-----------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
      (COST $31,522)                                                   35,134
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.0%                                   (1)
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 19

EXPEDITION EQUITY INCOME FUND
STATEMENT OF NET ASSETS

                                                                        VALUE
DESCRIPTION                                                              (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Class (unlimited
   authorization -- no par value) based on
   3,196,885 outstanding shares of beneficial interest                $29,134
Portfolio Capital of Investment Shares - Class A (unlimited
   authorization -- no par value) based on
   26,608 outstanding shares of beneficial interest                       281
Portfolio Capital of Investment Shares - Class B (unlimited
   authorization -- no par value) based on 39,752
   outstanding shares of beneficial interest                              417
Undistributed net investment income                                        17
Accumulated net realized gain on investments                            1,672
Net unrealized appreciation on investments                              3,612
-----------------------------------------------------------------------------
    TOTAL NET ASSETS -- 100.0%                                        $35,133
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                                 $10.77
-----------------------------------------------------------------------------
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A                                   $10.76
-----------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A (1)                               $11.21
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS B                                   $10.75
-----------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
* Non-income  producing  security
Cl -- Class
ADR -- American Depository Receipt
Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.

20 OCTOBER 31, 2000

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                          FACE          VALUE
DESCRIPTION                                            AMT. (000)       (000)
-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 48.7%
     U.S. Treasury Notes
       7.250%, 08/15/04                                 $5,000        $ 5,234
       7.000%, 07/15/06                                  2,500          2,636
       6.875%, 05/15/06                                  1,000          1,049
       6.750%, 05/15/05                                  1,500          1,556
       6.500%, 02/15/10                                  1,000          1,047
       6.500%, 05/15/05                                  5,000          5,137
       6.500%, 08/15/05                                  5,000          5,140
       6.500%, 10/15/06                                  3,000          3,095
       6.250%, 02/15/07                                  3,250          3,316
       6.125%, 08/15/07                                  5,500          5,580
       6.000%, 08/15/04                                  5,000          5,022
       6.000%, 08/15/09                                  5,750          5,811
       5.875%, 11/15/04                                  5,000          5,003
       5.875%, 11/15/05                                  2,000          2,008
       5.750%, 08/15/03                                  4,500          4,484
       5.750%, 08/15/10                                  1,000            999
       5.625%, 02/15/06                                  1,500          1,487
       5.625%, 05/15/08                                  4,600          4,536
       5.500%, 05/15/09                                  3,000          2,934
       5.250%, 08/15/03                                  3,000          2,951
-----------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (COST $68,045)                                                   69,025
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.7%
     FHLB
       6.789%, 02/05/07                                  1,000          1,012
     FHLMC
       7.000%, 03/15/10                                  3,000          3,066
       6.835%, 01/23/07                                  2,000          2,028
       6.800%, 03/19/07                                  1,000          1,013
       6.625%, 09/15/09                                  4,515          4,487
       6.510%, 01/08/07                                    510            509
       5.950%, 01/19/06                                    500            487
     FNMA
       7.250%, 01/15/10                                  2,500          2,595
-----------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $14,858)                                                   15,197
------------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 21

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                         FACE AMT.      VALUE
DESCRIPTION                                               (000)         (000)
-----------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS - 8.3%
     FHLMC, Gold Pool #E00532
       6.500%, 02/01/13                                 $1,305        $ 1,279
     FHLMC, Gold Pool #E00543
       6.000%, 04/01/13                                  1,909          1,841
     FHLMC, Gold Pool #E00584
       6.000%, 11/01/13                                  2,907          2,803
     FHLMC, Gold Pool #E00832
       7.500%, 04/01/15                                  2,857          2,880
     FHLMC, Gold Pool #E00856
       7.500%, 06/01/15                                  2,915          2,938
-----------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
      (COST $11,902)                                                   11,741
-----------------------------------------------------------------------------
CORPORATE BONDS - 24.9%
   AUTOMOTIVE - 1.4%
     Daimler-Chrysler
       7.750%, 06/15/05                                  2,000          2,037
-----------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                     2,037
-----------------------------------------------------------------------------
   BANKS - 4.2%
     Bank of America
       7.875%, 05/16/05                                  2,000          2,055
       7.125%, 09/15/06                                  2,000          1,991
     Wells Fargo
       6.625%, 07/15/04                                  1,000            986
       6.875%, 08/08/06                                  1,000            984
-----------------------------------------------------------------------------
   TOTAL BANKS                                                          6,016
-----------------------------------------------------------------------------
   BROKER/DEALERS - 2.0%
     Merrill Lynch
       6.375%, 10/15/08                                  1,000            937
     Morgan Stanley Dean Witter
       5.625%, 01/20/04                                  2,000          1,917
-----------------------------------------------------------------------------
   TOTAL BROKER/DEALERS                                                 2,854
-----------------------------------------------------------------------------

22 OCTOBER 31, 2000

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                        FACE AMT.       VALUE
DESCRIPTION                                              (000)          (000)
-----------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 6.4%
     Ford Motor Credit
       7.875%, 06/15/10                                 $2,000         $2,020
       7.500%, 03/15,05                                  2,000          2,007
     General Electric Capital
       7.375%, 01/19/10                                  3,000          3,094
     General Motors Acceptance
       6.150%, 04/05/07                                  2,000          1,872
-----------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                 8,993
-----------------------------------------------------------------------------
   ELECTRICAL SERVICES - 2.0%
     Georgia Power
       5.500%, 12/01/05                                  2,000          1,862
     Southern Cal Edison
       6.375%, 01/15/06                                  1,000            950
-----------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                            2,812
-----------------------------------------------------------------------------
   MULTIMEDIA - 1.4%
     Walt Disney
       6.750%, 03/30/06                                  2,000          1,997
-----------------------------------------------------------------------------
   TOTAL MULTIMEDIA                                                     1,997
-----------------------------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO - 0.1%
     General Mills
       8.080%, 11/18/03                                     60             62
-----------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          62
-----------------------------------------------------------------------------
   PETROLEUM REFINING - 0.7%
     Amoco
       6.250%, 10/15/04                                  1,000            991
-----------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               991
-----------------------------------------------------------------------------
   RETAIL - 5.4%
     Lowe's
       8.250%, 06/01/10                                  2,000          2,078
     Wal-Mart Stores
       7.500%, 05/15/04                                  2,500          2,550
       6.875%, 08/10/09                                  3,000          2,989
-----------------------------------------------------------------------------
   TOTAL RETAIL                                                         7,617
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 23

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                       FACE AMT.       VALUE
DESCRIPTION                                             (000)          (000)
-----------------------------------------------------------------------------
   TELEPHONE SERVICES - 1.3%
     AT&T
       5.625%, 03/15/04                                 $2,000        $ 1,885
-----------------------------------------------------------------------------
   TOTAL TELEPHONE SERVICES                                             1,885
-----------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $35,302)                                                   35,264
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.3%
     MBNA Master Credit Card Trust, Ser 1997-I, Cl A (A)
       6.550%, 08/15/04                                  3,000          2,984
     Standard Credit Card Master Trust, Ser 1994-2, Cl A (A)
       7.250%, 04/07/06                                  1,725          1,754
-----------------------------------------------------------------------------
   TOTAL ASSET-BACKED SECURITIES
      (COST $4,741)                                                     4,738
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.5%
     JP Morgan 6.500%, dated 10/31/00,
       matures  11/01/00,  repurchase price $3,596,649
      (collateralized  by U.S. Treasury Note, par value
      $3,660,000, 5.500%, matures 08/31/01:
       market value $3,668,473)                          3,596          3,596
-----------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $3,596)                                                     3,596
-----------------------------------------------------------------------------
   TOTAL INVESTMENTS - 98.4%
      (COST $138,444)                                                 139,561
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 1.6%                                2,219
-----------------------------------------------------------------------------

24 OCTOBER 31, 2000

EXPEDITION INVESTMENT GRADE BOND FUND
STATEMENT OF NET ASSETS

                                                                        VALUE
DESCRIPTION                                                             (000)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Class (unlimited
   authorization -- no par value) based on
   14,029,063 outstanding shares of beneficial interest              $136,742
Portfolio Capital of Investment Shares - Class A (unlimited
   authorization -- no par value) based on 537,724
   outstanding shares of beneficial interest                            9,603
Portfolio Capital of Investment Shares - Class B (unlimited
   authorization -- no par value) based on 20,961
   outstanding shares of beneficial interest                              208
Undistributed net investment income                                         1
Accumulated net realized loss on investments                           (5,891)
Net unrealized appreciation on investments                              1,117
-----------------------------------------------------------------------------
    TOTAL NET ASSETS -- 100.0%                                       $141,780
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                                  $9.72
-----------------------------------------------------------------------------
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A                                    $9.71
-----------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A (1)                               $10.11
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS B                                    $9.72
-----------------------------------------------------------------------------
(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Callable security -- The call date is shown as the maturity date on the Statement of Net Assets.
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2000 25

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
----------------------------------------------------------------------------
MUNICIPAL BONDS - 97.8%
   ALABAMA - 10.1%
     Alabama State, Public School & College Authority RB,
       Capital Improvement Project
       5.000%, 11/01/12                                 $1,000        $   997
     Alabama State, Water Pollution Control Authority RB,
       Revolving Funding Loan, AMBAC
       Partially Pre-Refunded @ 100 (A)
       5.000%, 08/15/07                                  1,000          1,001
     Birmingham, Capital Improvement Warrants, Ser A, GO
       5.550%, 08/01/21                                  1,000          1,001
     Birmingham, Warrants, Ser A, GO
       5.900%, 06/01/18                                  1,000          1,027
     Mobile, Water & Sewer RB, AMBAC
       5.000%, 01/01/09                                  1,000          1,007
     Montgomery, Warrants, Ser A, GO
       5.100%, 10/01/09                                  1,000          1,020
     Shelby County, Board of Education,
       Capital Outlay School Warrants, AMBAC
       5.500%, 02/01/08                                  1,000          1,039
     Tuscaloosa County GO
       5.500%, 10/01/03                                    500            512
     Tuscaloosa, Warrants GO
       5.650%, 01/01/17                                  1,000          1,014
-----------------------------------------------------------------------------
   TOTAL ALABAMA                                                        8,618
-----------------------------------------------------------------------------
   ARIZONA - 3.6%
     Arizona, Agricultural Import & Power
       Distribution RB, Salt River Project
       5.750%, 01/01/19                                  1,000          1,004
     Arizona, Agricultural Import & Power
       Distribution RB, Salt River Project, Ser C
       6.250%, 01/01/19                                  1,000          1,032
     Tucson GO, Ser 1994-D
       6.250%, 07/01/14                                  1,000          1,076
-----------------------------------------------------------------------------
   TOTAL ARIZONA                                                        3,112
-----------------------------------------------------------------------------
   CALIFORNIA - 2.4%
     California State GO
       5.250%, 03/01/13                                  1,000          1,034
     California State GO, MBIA
       5.000%, 02/01/18                                  1,000            977
-----------------------------------------------------------------------------
   TOTAL CALIFORNIA                                                     2,011
-----------------------------------------------------------------------------
26 OCTOBER 31, 2000

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
----------------------------------------------------------------------------
   COLORADO - 3.6%
     Arapahoe County, Colorado
       School District No. 005 GO
       5.500%, 12/15/19                                 $1,000        $ 1,001
     Colorado State, Water Resource & Power
       Development Authority RB, Ser A
       5.250%, 09/01/15                                  1,000          1,000
     Denver, City and County GO, Ser B
       5.625%, 08/01/07                                  1,000          1,057
-----------------------------------------------------------------------------
   TOTAL COLORADO                                                       3,058
-----------------------------------------------------------------------------
   FLORIDA - 6.6%
     Florida State, Board of Education
       Capital Outlay GO, Ser A
       5.650%, 01/01/09                                    500            520
     Florida State, Department of Transportation
       GO, Right of Way Project, Ser B
       5.500%, 07/01/11                                  1,000          1,039
     Jacksonville, Electric Authority RB,
       Electric System Project, Ser Three-A
       5.800%, 10/01/17                                  1,000          1,020
     Jacksonville, Electric Authority RB,
       St John River Project, Issue 2, Ser 10
       5.500%, 10/01/09                                  1,000          1,022
     Palm Beach County GO, Ser A
       5.450%, 08/01/13                                  1,000          1,027
     Tallahassee, Consolidated Utility System RB
       5.625%, 10/01/14                                  1,000          1,020
-----------------------------------------------------------------------------
   TOTAL FLORIDA                                                        5,648
-----------------------------------------------------------------------------
   GEORGIA - 2.5%
     Fulton County, School District GO
       5.000%, 01/01/06                                  1,000          1,016
     Georgia State GO, Series B
       6.000%, 03/01/12                                  1,000          1,095
-----------------------------------------------------------------------------
   TOTAL GEORGIA                                                        2,111
-----------------------------------------------------------------------------
   HAWAII - 1.9%
     Hawaii State GO, Ser CO, FGIC
       6.000%, 03/01/08                                  1,000          1,077
     Hawaii State GO, Ser CR, MBIA
       5.250%, 04/01/11                                    500            512
-----------------------------------------------------------------------------
   TOTAL HAWAII                                                         1,589
-----------------------------------------------------------------------------
   ILLINOIS - 7.0%
     Chicago, Project & Refunding GO, Ser C, FGIC
       5.500%, 01/01/19                                  1,000            998

                                                             OCTOBER 31, 2000 27

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
------------------------------------------------------------------------------
     Cook County GO, Ser B, MBIA
       5.375%, 11/15/12                                 $1,000        $ 1,011
     Illinois State GO, FGIC
       5.000%, 03/01/24                                  1,000            910
       5.250%, 06/01/18                                  1,000            970
     Illinois State GO, MBIA
       5.750%, 04/01/12                                  1,000          1,062
     Illinois State, Sales Tax RB,
       Unrefunded Balance, Ser O
       6.000%, 06/15/18                                  1,000          1,006
-----------------------------------------------------------------------------
   TOTAL ILLINOIS                                                       5,957
-----------------------------------------------------------------------------
   INDIANA - 0.6%
     Indiana State, Health Facilities Financing Authority
       RB, Methodist Hospital Project, Ser A, AMBAC, ETM
       5.750%, 09/01/15                                    500            526
-----------------------------------------------------------------------------
   TOTAL INDIANA                                                          526
-----------------------------------------------------------------------------
   MASSACHUSETTS - 6.1%
     Massachusetts State, Consolidated Loan GO, Ser A
       6.000%, 02/01/13                                  1,000          1,084
       6.000%, 02/01/14                                  1,000          1,079
     Massachusetts State, Consolidated Loan GO, Ser C
       5.250%, 08/01/17                                  1,000            994
       5.250%, 08/01/18                                  1,000            986
     Route 3 North, Transportation Improvement RB, MBIA
       5.750%, 06/15/18                                  1,000          1,025
-----------------------------------------------------------------------------
   TOTAL MASSACHUSETTS                                                  5,168
-----------------------------------------------------------------------------
   MINNESOTA - 0.6%
     Minnesota State, Public Facilities Authority RB,
       Water Pollution Control, Ser A
       6.000%, 03/01/09                                    500            524
-----------------------------------------------------------------------------
   TOTAL MINNESOTA                                                        524
-----------------------------------------------------------------------------
   NEW JERSEY - 1.2%
     New Jersey State GO, Ser F
       5.500%, 08/01/11                                  1,000          1,058
-----------------------------------------------------------------------------
   TOTAL NEW JERSEY                                                     1,058
-----------------------------------------------------------------------------
   NEW YORK - 8.4%
     Brookhaven GO, FGIC
       5.500%, 10/01/13                                    500            514
     New York State GO, Ser A
       5.875%, 03/15/15                                  1,000          1,033
     New York State GO, Ser C, MBIA
       5.375%, 11/15/17                                  1,000            998

28 OCTOBER 31, 2000

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT.(000)       (000)
-------------------------------------------------------------------------------
     New York State GO, Ser F
       5.250%, 09/15/13                                 $  500         $  505
     New York State, Environmental Facilities Clean Water
       RB, Pooled Loan Program, Ser B
       5.875%, 01/15/17                                  2,000          2,095
     New York State, Environmental Facilities
       Pollution Control RB
       5.875%, 06/15/14                                  1,000          1,041
     Triborough, Bridge & Tunnel Authority RB, Ser A
       5.250%, 01/01/17                                  1,000            988
-----------------------------------------------------------------------------
   TOTAL NEW YORK                                                       7,174
-----------------------------------------------------------------------------
   OHIO - 2.4%
     Columbus GO, Ser 2
       5.750%, 06/15/15                                  1,000          1,053
       5.500%, 06/15/16                                  1,000          1,014
-----------------------------------------------------------------------------
   TOTAL OHIO                                                           2,067
-----------------------------------------------------------------------------
   OREGON - 1.2%
     Oregon State, Alternative Energy Project GO, Ser E
       5.800%, 07/01/07                                  1,000          1,039
-----------------------------------------------------------------------------
   TOTAL OREGON                                                         1,039
-----------------------------------------------------------------------------
   SOUTH CAROLINA - 1.7%
     Lancaster County, School District GO, FSA
       5.100%, 03/01/15                                  1,000            978
     South Carolina State, Housing Finance & Development
       Authority Mortgage RB, FHA, Ser A-1
       6.200%, 07/01/09                                    490            513
-----------------------------------------------------------------------------
   TOTAL SOUTH CAROLINA                                                 1,491
-----------------------------------------------------------------------------
   TENNESSEE - 1.2%
     Memphis, Sanitation Sewer System RB
       5.750%, 10/01/14                                    500            516
     Tennessee State GO, Ser A, Pre-Refunded @ 101.50 (A)
       5.700%, 03/01/04                                    500            524
-----------------------------------------------------------------------------
   TOTAL TENNESSEE                                                      1,040
-----------------------------------------------------------------------------
   TEXAS - 23.2%
     Arlington, Permanent Improvement GO
       5.250%, 08/15/16                                    400            394
     Austin, Independent School District GO
       5.000%, 08/01/11                                    500            501
     Austin, Independent School District GO,
       Unrefunded Balance
       5.750%, 08/01/15                                  1,000          1,023

                                                             OCTOBER 31, 2000 29

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT.(000)       (000)
-------------------------------------------------------------------------------
     Collin County, Permanent Improvement GO, Ser A
       5.400%, 02/15/14                                 $1,025        $ 1,038
     Collin County, Texas Highway Improvement GO
       5.500%, 02/15/18                                  1,000          1,000
     Comal, Independent School District GO
       5.500%, 02/01/09                                    750            773
     Dallas GO
       5.250%, 02/15/14                                  1,000          1,003
     Dallas, Independent School District GO
       5.250%, 08/15/12                                  1,000          1,018
     Fort Bend, Independent School District GO,
       Pre-Refunded @ 100 (A)
       5.800%, 02/15/05                                    975          1,021
     Fort Worth, Certificates GO
       5.625%, 03/01/13                                  1,000          1,016
       5.750%, 03/01/16                                  1,000          1,016
     Garland, Independent School District GO
       5.400%, 02/15/13                                    475            483
     Harris County, Certificates GO
       5.125%, 10/01/17                                    500            481
     Houston, Independent School District GO
       5.375%, 08/15/17                                  1,000            994
       5.500%, 08/15/09                                    545            555
     Houston, Public Improvement Project GO, Ser A
       5.250%, 03/01/12                                    500            504
     Houston, Water & Sewer System RB, MBIA
       5.000%, 12/01/18                                    520            485
     Lamar, Consolidated Independent School District GO
       5.500%, 02/15/15                                    500            507
     Lower Colorado River Authority RB, Ser A
       5.875%, 05/15/16                                  1,000          1,044
     San Antonio, Certificates GO, Ser A
       5.125%, 02/01/17                                    515            495
     San Antonio, Electric & Gas RB, Unrefunded Balance
       5.600%, 02/01/14                                  1,000          1,024
     San Antonio, River Authority Improvement RB,
       Channel Project, FSA
       5.500%, 07/01/10                                    700            722
     Texas State, Public Finance Authority GO
       5.000%, 10/01/12                                    500            499
     Texas State, Water Development Board RB,
       Revolving Fund
       6.000%, 07/15/13                                  1,000          1,038
     Texas State, Water Development Board RB,
       Revolving Fund, Ser A
       5.500%, 07/15/10                                    660            682

30 OCTOBER 31, 2000

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
-----------------------------------------------------------------------------
     Texas State, Water Development Board RB,
       Revolving Fund, Ser B
       5.000%, 07/15/15                                 $  500        $   487
-----------------------------------------------------------------------------
   TOTAL TEXAS                                                         19,803
-----------------------------------------------------------------------------
   VIRGINIA - 2.2%
     Newport News GO, Ser A, MBIA
       5.625%, 07/01/15                                    795            815
     Virginia, Commonwealth Transportation Board RB,
       Northern Virginia Transportation Program, Ser A
       5.500%, 05/15/15                                  1,000          1,025
-----------------------------------------------------------------------------
   TOTAL VIRGINIA                                                       1,840
-----------------------------------------------------------------------------
   WASHINGTON - 7.7%
     Seattle, Municipal Light & Power RB
       5.500%, 11/01/13                                    460            467
     Seattle, Water System RB, Ser B
       5.750%, 07/01/15                                  1,000          1,038
     Washington State GO, Ser A
       5.625%, 07/01/22                                  1,000          1,001
     Washington State GO, Ser B
       6.000%, 01/01/13                                  1,000          1,066
       5.750%, 05/01/18                                    250            253
     Washington State GO, Ser C
       5.500%, 07/01/18                                  1,000          1,010
     Washington State GO, Ser DD-14 & Ser B
       5.000%, 09/01/13                                    750            737
     Washington State, Higher Education Facilities RB,
       Gonzaga University Project, MBIA
       5.000%, 04/01/17                                  1,000            951
-----------------------------------------------------------------------------
   TOTAL WASHINGTON                                                     6,523
-----------------------------------------------------------------------------
   WEST VIRGINIA - 1.2%
     West Virginia GO, MBIA
       5.625%, 06/01/18                                  1,000          1,011
-----------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                                                  1,011
-----------------------------------------------------------------------------
   WISCONSIN - 2.4%
     Wisconsin State GO, Ser A
       5.600%, 05/01/15                                  1,000          1,023
     Wisconsin State GO, Ser C
       5.500%, 05/01/19                                  1,000            999
-----------------------------------------------------------------------------
   TOTAL WISCONSIN                                                      2,022
-----------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
      (COST $82,076)                                                   83,390
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 31

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
-----------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES - 1.3%
     Expedition Tax-Free Money Market Fund           1,064,892        $ 1,065
-----------------------------------------------------------------------------
   TOTAL OTHER INVESTMENT COMPANIES
      (COST $1,065)                                                     1,065
-----------------------------------------------------------------------------
   TOTAL INVESTMENTS - 99.1%
      (COST $83,141)                                                   84,455
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.9%                                  800
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Class (unlimited
   authorization -- no par value) based on 8,173,444
   outstanding shares of beneficial interest                           83,579
Portfolio Capital of Investment Shares - Class A (unlimited
   -- no par value) based on 50,449 outstanding shares of
   beneficial interest                                                    509
Portfolio Capital of Investment Shares - Class B (unlimited
   authorization-- no par value) based on 262 outstanding
   shares of beneficial interest                                            3
Accumulated net realized loss on investments                             (150)
Net unrealized appreciation on investments                              1,314
-----------------------------------------------------------------------------
    TOTAL NET ASSETS -- 100.0%                                        $85,255
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                                 $10.37
-----------------------------------------------------------------------------
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A                                   $10.36
-----------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS A (1)                               $10.79
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SHARES CLASS - CLASS B                                   $10.37
-----------------------------------------------------------------------------

32 OCTOBER 31, 2000

EXPEDITION TAX-FREE INVESTMENT
GRADE BOND FUND

STATEMENT OF NET ASSETS


--------------------------------------------------------------------------------

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Pre-Refunded Security -- the maturity date shown on the Statement of Net Assets is the pre-refunded date.
AMBAC -- American Municipal Bond Assurance Company
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corporation
FHA -- Federal Housing Administration
FSA -- Financial Secuity Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2000 33

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT.(000)       (000)
-----------------------------------------------------------------------------
COMMERCIAL PAPER - 76.6%
   BANKS - 6.5%
     Bank of America
       6.470%, 12/21/00                                $10,000        $ 9,910
     Suntrust Banks
       6.470%, 11/09/00                                  3,000          2,996
       6.480%, 11/20/00                                  6,000          5,980
       6.460%, 12/04/00                                  7,000          6,959
       6.470%, 12/12/00                                  6,000          5,956
-----------------------------------------------------------------------------
   TOTAL BANKS                                                         31,801
-----------------------------------------------------------------------------
   BEAUTY PRODUCTS - 2.0%
     Gillette
       6.490%, 01/11/01                                 10,000          9,872
-----------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                                                9,872
-----------------------------------------------------------------------------
   BROKER/DEALERS - 10.4%
     Bear Stearns
       6.480%, 11/02/00                                  7,000          6,999
       6.550%, 01/05/01                                  5,000          4,941
     Goldman Sachs
       6.480%, 11/13/00                                  5,000          4,989
       6.520%, 02/16/01                                  2,000          1,961
     Merrill Lynch
       6.520%, 01/18/01                                  7,000          6,901
       6.530%, 01/19/01                                  7,000          6,900
     Morgan Stanley Dean Witter
       6.470%, 12/14/00                                  8,000          7,938
       6.500%, 01/31/01                                 10,000          9,836
-----------------------------------------------------------------------------
   TOTAL BROKER/DEALERS                                                50,465
-----------------------------------------------------------------------------
   ELECTRICAL SERVICES - 4.5%
     Georgia Power
       6.500%, 11/14/00                                  5,000          4,988
     Southern Cal Edison
       6.460%, 11/08/00                                  7,000          6,991
       6.510%, 01/30/01                                 10,000          9,837
-----------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                           21,816
-----------------------------------------------------------------------------

34 OCTOBER 31, 2000

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
-----------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 17.4%
     American General Finance
       6.500%, 01/12/01                                 $6,000        $ 5,922
       6.520%, 01/17/01                                  7,000          6,902
       6.480%, 11/10/00                                  8,000          7,987
     Associates Corporation of North America
       6.570%, 01/10/01                                  3,300          3,258
     Ford Motor Credit
       6.470%, 12/05/00                                  8,000          7,951
     General Electric Capital
       6.510%, 01/18/01                                  5,000          4,929
       6.520%, 01/24/01                                  5,000          4,924
     General Motors Acceptance
       6.440%, 12/11/00                                  5,000          4,964
     Toyota Motor Credit
       6.440%, 12/08/00                                  5,000          4,967
     Transamerica Financial
       6.500%, 02/05/01                                  8,000          7,861
       6.480%, 11/09/00                                  5,000          4,993
       6.490%, 12/12/00                                  5,000          4,963
     Wells Fargo
       6.460%, 11/03/00                                  8,000          7,997
       6.470%, 11/17/00                                  7,000          6,980
-----------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                84,598
-----------------------------------------------------------------------------
   FUNDING CORPORATIONS - 21.3%
     Centric Capital
       6.530%, 01/26/01                                  3,000          2,953
       6.520%, 02/28/01                                  5,660          5,538
       6.540%, 11/01/00                                  6,200          6,200
       6.500%, 11/03/00                                  5,000          4,998
     Falcon Asset Securitization
       6.530%, 01/22/01                                  7,000          6,896
       6.500%, 11/15/00                                  7,310          7,292
     Falcon Asset Securitization
       6.500%, 11/01/00                                  6,000          6,000
     Madison Funding
       6.530%, 11/13/00                                  7,000          6,985
       6.500%, 12/06/00                                  7,000          6,956
       6.500%, 12/21/00                                  7,000          6,937
     Preferred Receivables Funding
       6.500%, 11/15/00                                  8,000          7,980
       6.480%, 12/01/00                                  7,000          6,962
       6.500%, 11/28/00                                  7,000          6,966

                                                             OCTOBER 31, 2000 35

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
----------------------------------------------------------------------------
     Receivables Capital
       6.510%, 11/07/00                                $15,000       $ 14,984
       6.500%, 11/16/00                                  6,000          5,984
-----------------------------------------------------------------------------
   TOTAL FUNDING CORPORATIONS                                         103,631
-----------------------------------------------------------------------------
   HOUSEHOLD PRODUCTS - 2.0%
     Clorox
       6.450%, 11/28/00                                 10,000          9,952
-----------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                                             9,952
-----------------------------------------------------------------------------
   LEASING & RENTING - 2.4%
     International Lease Finance
       6.440%, 12/20/00                                  5,000          4,956
       6.450%, 02/22/01                                  7,000          6,858
-----------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                             11,814
-----------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATION - 7.5%
     Bellsouth Telephone
       6.430%, 11/07/00                                  7,000          6,992
       6.450%, 11/27/00                                  8,000          7,963
       6.440%, 12/01/00                                  5,700          5,669
     SBC Communications
       6.460%, 11/16/00                                  6,000          5,984
       6.460%, 12/19/00                                 10,000          9,914
-----------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                36,522
-----------------------------------------------------------------------------
   UTILITIES - 2.6%
     National Rural Utilities
       6.470%, 11/09/00                                  7,000          6,990
       6.490%, 01/29/01                                  6,000          5,904
-----------------------------------------------------------------------------
   TOTAL UTILITIES                                                     12,894
-----------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER
      (COST $373,365)                                                 373,365
-----------------------------------------------------------------------------
CORPORATE BONDS - 13.7%
   BANKS - 3.2%
     Bank of America
       5.750%, 03/15/01                                  1,000            995
       6.625%, 05/30/01                                  2,621          2,614
     Bank of America, Ser D, MTN
       6.750%, 02/26/01                                  1,000          1,000

36 OCTOBER 31, 2000

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
----------------------------------------------------------------------------
     Bank of America BN
       7.200%, 05/04/01                                 $5,000        $ 5,000
     First Union
       9.450%, 08/15/01                                  3,000          3,055
     First Union BN
       6.680%, 02/15/01                                  3,000          3,000
-----------------------------------------------------------------------------
   TOTAL BANKS                                                         15,664
-----------------------------------------------------------------------------
   BROKER/DEALERS - 2.0%
     Bear Stearns
       5.750%, 02/15/01                                  1,000            997
       6.750%, 05/01/01                                  3,000          2,991
       6.250%, 12/01/00                                  2,482          2,481
     Merrill Lynch, Ser B, MTN
       6.020%, 04/16/01                                  1,000            997
       5.950%, 08/06/01                                  2,000          1,985
-----------------------------------------------------------------------------
   TOTAL BROKER/DEALERS                                                 9,451
-----------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES - 7.7%
     Associates Corporation of North America
       6.625%, 05/15/01                                  6,500          6,484
       6.750%, 08/01/01                                  2,000          1,994
     Associates Corporation of North
       America, Ser H, MTN
       6.800%, 05/03/01                                  2,000          2,000
     Associates Corporation of North
       America, Ser I, MTN
       7.000%, 07/23/01                                  2,000          2,005
     Ford Motor Credit
       7.000%, 09/25/01                                  1,500          1,502
       5.125%, 10/15/01                                  2,220          2,188
     Ford Motor Credit MTN
       6.000%, 02/27/01                                  2,000          1,995
     General Electric Capital, Ser A, MTN
       5.890%, 05/11/01                                  1,255          1,249
       5.945%, 07/23/01                                  1,500          1,492
     General Motors Acceptance
       7.125%, 05/01/01                                  2,000          1,998
       7.000%, 08/15/01                                  1,650          1,650
     General Motors Acceptance MTN
       6.200%, 01/16/01                                  1,500          1,498
       5.400%, 04/09/01                                  2,000          1,989
       6.800%, 04/17/01                                  2,000          1,999
       6.100%, 06/01/01                                  1,000            995
       6.400%, 08/30/01                                  2,000          1,991

                                                             OCTOBER 31, 2000 37

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
----------------------------------------------------------------------------
     Transamerica Finance, Ser E, MTN
       6.125%, 11/01/01                                 $1,454        $ 1,444
     Wells Fargo Financial
       5.500%, 03/19/01                                  2,000          1,988
       5.500%, 03/19/01                                  1,000            996
-----------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCIAL SERVICES                                37,457
-----------------------------------------------------------------------------
   ELECTRICAL SERVICES - 0.2%
     Southern California Edison
       6.500%, 06/01/01                                  1,000            995
-----------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                              995
-----------------------------------------------------------------------------
   LEASING & RENTING - 0.6%
     International Lease Finance, Ser I, MTN
       6.210%, 02/01/01                                  1,000            998
     International Lease Finance, Ser K, MTN
       6.780%, 09/05/01                                  2,000          1,999
-----------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                              2,997
-----------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $66,564)                                                   66,564
-----------------------------------------------------------------------------
U.S.GOVERNMENT OBLIGATIONS - 3.6%
     Federal National Mortgage Accociation MTN
       5.720%, 03/08/01                                  3,000          2,987
     Student Loan Marketing Association (A)
       6.645%, 11/16/00                                  5,000          5,000
       6.815%, 01/18/01                                  5,000          5,000
       6.765%, 04/19/01                                  4,450          4,450
-----------------------------------------------------------------------------
   TOTAL U.S.GOVERNMENT OBLIGATIONS
      (COST $17,437)                                                   17,437
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.5%
     JP Morgan 6.500% dated, 10/31/00,
       matures 11/01/00, repurchase price
       $26,966,868 (collateralized by
       U.S. Treasury Note, par value
       $27,362,000, 6.000%, matures
       09/30/02: market value $27,501,279)              26,962         26,962
-----------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $26,962)                                                   26,962
-----------------------------------------------------------------------------

OCTOBER 31, 2000 38

EXPEDITION MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                       VALUE
DESCRIPTION                                            SHARES          (000)
----------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES - 0.9%
     Financial Square Government Money
       Market Fund                                   4,583,799        $ 4,584
-----------------------------------------------------------------------------
   TOTAL OTHER INVESTMENT COMPANIES
      (COST $4,584)                                                     4,584
-----------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.3%
      (COST $488,912)                                                 488,912
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.3%)                             (1,459)
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Class (unlimited
   authorization -- no par value) based on 130,890,224
   outstanding shares of beneficial interest                          130,890
Portfolio Capital of Investment Service Shares Class
   (unlimited authorization -- no par value) based on
   324,582,871 outstanding shares of beneficial interest              324,583
Portfolio Capital of Sweep Class Shares (unlimited
   authorization -- no par value) based on 31,979,406
   outstanding shares of beneficial interest                           31,979
Undistributed net investment income                                         2
Accumulated net realized loss on investments                               (1)
-----------------------------------------------------------------------------
    TOTAL NET ASSETS -- 100.0%                                       $487,453
-----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                                  $1.00
-----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SERVICE SHARES CLASS                                      $1.00
-----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   SWEEP CLASS SHARES                                                   $1.00
-----------------------------------------------------------------------------

(A) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect on October 31, 2000.
BN -- Bank Note
MTN -- Medium Term Note
Ser -- Series
The accompanying  notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2000 39

EXPEDITION TAX-FREE MONEY MARKET FUND
STATEMENT OF NET ASSETS

                                                         FACE          VALUE
DESCRIPTION                                           AMT. (000)       (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.0%
   ALASKA - 0.4%
     Alaska State, Housing Finance RB,
       Capital Project, Ser A-2
       5.000%, 12/01/00                                 $  300        $   300
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     14             14
-----------------------------------------------------------------------------
   TOTAL ALASKA                                                           314
-----------------------------------------------------------------------------
   ARIZONA - 1.3%
     Apache County, Industrial Development Authority RB,
       Tucson Electrical Power - Springerville
       Project (A) (B) (C)
       4.400%, 11/08/00                                    100            100
     Arizona, Healthcare Facilities Authority RB,
       Pooled Financing, Ser A (A) (B)
       4.450%, 11/08/00                                    800            800
     Greystone, Tax Exempt Certificate
       Trust Authority RB,
       Senior Certificate of Beneficial
       Ownership Project,
       Ser 1998-1 (A) (B) (C)
       4.500%, 11/08/00                                    108            108
-----------------------------------------------------------------------------
   TOTAL ARIZONA                                                        1,008
-----------------------------------------------------------------------------
   CALIFORNIA - 0.1%
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     86             86
-----------------------------------------------------------------------------
   TOTAL CALIFORNIA                                                        86
-----------------------------------------------------------------------------
   COLORADO - 3.4%
     Denver City & County RB, Helen G. Bonfils
       Foundation Project, Ser B
       4.750%, 12/01/00                                    310            310
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                      2              2
     SBC Metropolitan District GO (A) (B) (C)
       4.000%, 12/01/00                                  1,555          1,555
     Summit County, Recreational
       Facilities Authority RB,
       Copper Mountain Project (A) (B) (C)
       4.550%, 11/08/00                                    885            885
-----------------------------------------------------------------------------
   TOTAL COLORADO                                                       2,752
-----------------------------------------------------------------------------
   CONNECTICUT - 0.0%
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                      2              2
-----------------------------------------------------------------------------
   TOTAL CONNECTICUT                                                        2
-----------------------------------------------------------------------------

40 OCTOBER 31, 2000

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
------------------------------------------------------------------------------
   DELAWARE - 0.9%
     Delaware State, Economic Development Authority RB,
       School House Project (A) (B) (C)
       4.450%, 11/08/00                                 $  750         $  750
-----------------------------------------------------------------------------
   TOTAL DELAWARE                                                         750
-----------------------------------------------------------------------------
   FLORIDA - 5.8%
     Capital Trust Agency, Multi-Family
       Housing Authority RB,
       Community Loan Program (A) (B)
       4.480%, 11/08/00                                  2,290          2,290
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     45             45
     Greystone, Tax Exempt Certificate
       Trust Authority RB,
       Senior Certificate of Beneficial
       Ownership Project,
       Ser 1998-1 (A) (B) (C)
       4.500%, 11/08/00                                    164            164
     Orange County, Industrial
       Development Authority RB,
       Central Florida YMCA Project (A) (B) (C)
       4.400%, 11/08/00                                  1,600          1,600
     Orange County, Industrial
       Development Authority RB,
       Orlando Hawaiian Motel (A) (B) (C)
       4.600%, 04/01/01                                    545            545
-----------------------------------------------------------------------------
   TOTAL FLORIDA                                                        4,644
-----------------------------------------------------------------------------
   GEORGIA - 4.0%
     Fulton County, State
       Development Authority RB,
       Robert W. Woodruff Arts
       Center Project (A) (B) (C)
       4.400%, 11/08/00                                    250            250
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     46             46
     Greystone, Tax Exempt Certificate
       Trust Authority RB,
       Senior Certificate of Beneficial
       Ownership Project,
       Ser 1998-1 (A) (B) (C)
       4.500%, 11/08/00                                    549            549
     Macon-Bibb County, State
       Hospital Authority RB,
       Medical Center of Central
       Georgia Project (A) (B) (C)
       4.400%, 11/08/00                                    400            400
     Southern Georgia, Hospital
       Revenue Authority RB,
       Alliance Community Hospitals Project,
       Ser A, AMBAC (A) (B)
       4.450%, 11/08/00                                  1,900          1,900
     Walton County, Industrial
       Development Authority RB,
       Walton Monroe Mills, Ser B (A) (B) (C)
       4.400%, 11/08/00                                    100            100
-----------------------------------------------------------------------------
   TOTAL GEORGIA                                                        3,245
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 41

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
------------------------------------------------------------------------------
   ILLINOIS - 4.6%
     East Peoria, Radnor/East Peoria Multi-Family
       Housing Project RB (A) (B) (C)
       4.650%, 11/08/00                                 $  575        $   575
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     12             12
     Illinois State, Development
       Finance Authority RB,
       Field Container Project (A) (B) (C)
       4.400%, 11/08/00                                  1,900          1,900
     Illinois State, Health
       Facilities Authority RB,
       Elmhurst Memorial Hospital
       Project, Ser B (A) (B)
       4.750%, 11/01/00                                    200            200
     Orland Park, Industrial
       Development Authority RB,
       Orland Properties,
       Ser A (A) (B) (C)
       4.550%, 11/08/00                                  1,010          1,010
-----------------------------------------------------------------------------
   TOTAL ILLINOIS                                                       3,697
-----------------------------------------------------------------------------
   INDIANA - 5.2%
     Fort Wayne, Industrial & Economic Development
       Authority RB, Avery International
       Project (A) (B) (C)
       4.525%, 11/08/00                                  1,000          1,000
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     62             62
     Howard County, Industrial &
       Economic Redevelopment
       Authority RB, AMBAC
       4.850%, 12/15/00                                    430            430
     Muncie, Community Schools TAW
       4.650%, 12/29/00                                  1,500          1,500
     Perry Township, Multi School Building RB,
       First Mortgage, AMBAC
       4.500%, 01/15/01                                  1,150          1,150
-----------------------------------------------------------------------------
   TOTAL INDIANA                                                        4,142
-----------------------------------------------------------------------------
   IOWA - 0.1%
     Iowa State, Finance Authority RB, Burlington
       Medical Center Project, FSA (A) (B)
       4.650%, 11/01/00                                    100            100
-----------------------------------------------------------------------------
   TOTAL IOWA                                                             100
-----------------------------------------------------------------------------
   KANSAS - 0.1%
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                      1              1

42 OCTOBER 31, 2000

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
----------------------------------------------------------------------------
     Greystone, Tax Exempt Certificate
       Trust Authority RB,
       Senior Certificate of Beneficial
       Ownership Project,
       Ser 1998-1 (A) (B) (C)
       4.500%, 11/08/00                                $    81          $  81
-----------------------------------------------------------------------------
   TOTAL KANSAS                                                            82
-----------------------------------------------------------------------------
   KENTUCKY - 2.8%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     23             23
     Lexington-Fayette Urban County,
       Government Industrial
       Building Authority RB, American Horse Shows
       Association Project (A) (B) (C)
       4.500%, 11/08/00                                  2,185          2,185
-----------------------------------------------------------------------------
   TOTAL KENTUCKY                                                       2,208
-----------------------------------------------------------------------------
   MAINE - 0.1%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     50             50
-----------------------------------------------------------------------------
   TOTAL MAINE                                                             50
-----------------------------------------------------------------------------
   MASSACHUSETTS - 0.0%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                      8              8
-----------------------------------------------------------------------------
   TOTAL MASSACHUSETTS                                                      8
-----------------------------------------------------------------------------
   MICHIGAN - 3.9%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     68             68
     Jackson County, Economic
       Development Limited
       Obligation RB, Thrifty Leoni
       Inc. Project (A) (B) (C)
       4.650%, 11/08/00                                  1,000          1,000
     McDonald Tax-Exempt Mortgage
       Trust (A) (B) (C)
       4.750%, 06/15/01                                    135            135
     Michigan State, Job Development Authority RB,
       East Lansing Residential Project (A) (B) (C)
       4.200%, 11/08/00                                    900            900
     Pinckney, Community Schools GO
       4.900%, 06/29/01                                  1,000          1,001
-----------------------------------------------------------------------------
   TOTAL MICHIGAN                                                       3,104
-----------------------------------------------------------------------------
   MINNESOTA - 5.6%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                      8              8

                                                             OCTOBER 31, 2000 43

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                            AMT. (000)      (000)
----------------------------------------------------------------------------
     Minneapolis & St Paul, State Housing & Redevelopment
       Authority RB, Childrens Healthcare System Project,
       Ser B, FSA (A) (B)
       4.650%, 11/01/00                                 $2,000        $ 2,000
     Minnesota State, Capital Realty Investments Trust RB,
       Ser 96-1 (A) (B) (C)
       4.620%, 11/08/00                                  1,500          1,500
     St. Paul, Port Authority Industrial Development RB,
       Minnesota Divers Industrial Project, Ser 1 (A) (B) (C)
       4.510%, 11/08/00                                  1,000          1,000
-----------------------------------------------------------------------------
   TOTAL MINNESOTA                                                      4,508
-----------------------------------------------------------------------------
   MISSOURI - 10.7%
     Clayton, Industrial Development Authority RB,
       Bailey Court Project (A) (B) (C)
       4.480%, 11/08/00                                    500            500
     Jackson County, Industrial
       Development Authority RB,
       YMCA Greater Kansas City Project,
       Ser A (A) (B) (C)
       4.750%, 11/01/00                                  1,250          1,250
     Kansas City, Industrial Development Authority,
       Multi-Family Housing Authority RB, Cloverset
       Apartment Program (A) (B) (C)
       4.700%, 11/08/00                                  1,455          1,455
     Kansas City, Industrial Development Authority,
       Multi-Family Housing Authority RB,
       Springs Apartment
       Project (A) (B) (C)
       4.500%, 11/08/00                                  1,750          1,750
     Missouri State, Health & Education
       Facilities Authority RB,
       Kansas-City Art Institute
       Project (A) (B) (C)
       4.750%, 11/01/00                                  1,700          1,700
     St. Louis, Grantor Trust 1 RB,
       Ser 1996-A (A) (B) (C)
       4.500%, 11/08/00                                  1,000          1,000
     St. Louis, Industrial Development
       Authority RB,
       Schnuck Markets-Kirkwood
       Project (A) (B) (C)
       4.525%, 11/08/00                                    900            900
-----------------------------------------------------------------------------
   TOTAL MISSOURI                                                       8,555
-----------------------------------------------------------------------------
   NEW HAMPSHIRE - 0.0%
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     35             35
-----------------------------------------------------------------------------
   TOTAL NEW HAMPSHIRE                                                     35
-----------------------------------------------------------------------------
   NEW JERSEY - 0.8%
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                    156            156

44 OCTOBER 31, 2000

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
-----------------------------------------------------------------------------
     North Hudson, Sewer Authority RB
       5.000%, 03/30/01                                 $  500         $  500
-----------------------------------------------------------------------------
   TOTAL NEW JERSEY                                                       656
-----------------------------------------------------------------------------
   NEW YORK - 0.1%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     68             68
-----------------------------------------------------------------------------
   TOTAL NEW YORK                                                          68
-----------------------------------------------------------------------------
   OHIO - 10.7%
     American Municipal Power Authority,
       City of Bryan BAN,
       Ser B
       5.000%, 08/23/01                                  1,500          1,503
     Athens County, Port Housing Authority RB,
       University Housing for Ohio Inc.
       Project (A) (B) (C)
       4.450%, 11/08/00                                  2,000          2,000
     Bellevue, Hospital Facilities RB, The Bellevue
       Hospital Project (A) (B) (C)
       4.750%, 03/01/01                                    750            750
     Clermont County, Economic
       Development Authority RB,
       John Q. Hammons Project (A) (B) (C)
       4.600%, 11/01/00                                    770            770
     Clyde BAN
       5.125%, 06/21/01                                    680            681
     Cuyahoga County, Health Care
       Facilities Authority RB,
       Cleveland Neighborhood Project,
       Ser A (A) (B) (C)
       5.050%, 12/01/00                                    490            490
     Franklin County, Convention Facilities
       Authority RB,
       MBIA Pre-Refunded @ 102 (D)
       7.000%, 12/01/00                                    500            511
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     34             34
     McDonald Tax-Exempt Mortgage Trust (A) (B) (C)
       4.750%, 06/15/01                                    632            632
     Toledo Lucas County, Port
       Facilities Authority RB,
       Toledo Museum of Art Project (A) (B) (C)
       4.350%, 11/08/00                                  1,200          1,200
-----------------------------------------------------------------------------
   TOTAL OHIO                                                           8,571
-----------------------------------------------------------------------------
   OKLAHOMA - 4.1%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                      2              2
     Rural Enterprises RB, Governmental
       Financing Program,
       Ser A (A) (B)
       4.450%, 11/08/00                                  1,300          1,300

                                                            OCTOBER 31, 2000  45

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
-----------------------------------------------------------------------------
     Tulsa, Industrial Development Authority RB,
       Tulsa County Housing Project (A) (B)
       4.480%, 11/08/00                                 $2,000        $ 2,000
-----------------------------------------------------------------------------
   TOTAL OKLAHOMA                                                       3,302
-----------------------------------------------------------------------------
   OREGON - 5.7%
     Clackamas County, Hospital
       Facilities RB, Senior Living
       Facility-Mary Woods Project,
       Ser C (A) (B) (C)
       4.500%, 11/08/00                                  1,600          1,600
     Medford, Hospital Facility Authority
       RB, Rogue Valley
       Manor Continued Care Retirement
       Project (A) (B) (C)
       4.500%, 11/08/00                                  3,000          3,000
-----------------------------------------------------------------------------
   TOTAL OREGON                                                         4,600
-----------------------------------------------------------------------------
   PENNSYLVANIA - 5.8%
     Clarion County, Industrial
       Development Authority,
       Meritcare Project, Ser A (A) (B) (C)
       4.400%, 11/08/00                                    200           200
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     65             65
     Harbor Creek, School District Authority GO
       4.750%, 07/01/01                                  1,000          1,001
     McDonald Tax-Exempt Mortgage Trust (A) (B) (C)
       4.750%, 06/15/01                                    135            135
     Northampton County, Higher Education
       Authority RB,
       Lehigh University Project (A) (B)
       4.350%, 11/08/00                                    450            450
     Pennsylvania State, Higher
       Educational Facilities
       Authority RB, Independent
       Colleges Association,
       University of Scranton Project,
       Ser-E3 (A) (B) (C)
       4.400%, 11/08/00                                  1,500          1,500
     Philadelphia, Hospital & Higher
       Education Facilities
       Authority RB, Temple East Project,
       Ser B (A) (B) (C)
       4.550%, 11/08/00                                    400            400
     Washington County, Industrial
       Development Authority RB,
       Wetterau Finance Project (A) (B) (C)
       4.400%, 11/08/00                                    900            900
-----------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                                                   4,651
-----------------------------------------------------------------------------
   RHODE ISLAND - 1.9%
     Rhode Island State, Health &
       Educational Building
       Authority RB, Moses Brown
       School Project, MBIA (A) (B)
       4.600%, 11/01/00                                  1,500          1,500
-----------------------------------------------------------------------------
   TOTAL RHODE ISLAND                                                   1,500
-----------------------------------------------------------------------------

46 OCTOBER 31, 2000

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
----------------------------------------------------------------------------
   SOUTH CAROLINA - 0.2%
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                $    51          $  51
     South Carolina State, Public Services
       Authority RB, Ser B,
       AMBAC Pre-Refunded @ 102 (D)
       7.100%, 07/01/01                                    100            103
-----------------------------------------------------------------------------
   TOTAL SOUTH CAROLINA                                                   154
-----------------------------------------------------------------------------
   TENNESSEE - 1.8%
     Greystone, Tax Exempt Certificate
       Trust Authority RB,
       Senior Certificate of Beneficial
       Ownership Project,
       Ser 1998-1 (A) (B) (C)
       4.500%, 11/08/00                                    614            614
     Memphis GO, Ser A (A) (B)
       4.400%, 11/08/00                                    100            100
     Memphis, Health Educational &
       Housing Authority RB,
       Non-Profit Multi-Family Program (A) (B)
       4.480%, 11/08/00                                    700            700
-----------------------------------------------------------------------------
   TOTAL TENNESSEE                                                      1,414
-----------------------------------------------------------------------------
   TEXAS - 4.7%
     Big Spring, Independent School District GO
       8.250%, 08/15/01                                    295            304
     Bryan, Independent School District
       Public Facilities
       Authority RB, FSA
       4.300%, 02/15/01                                  1,045          1,045
     Corpus Christi, Industrial
       Development Authority RB,
       Texas Air Project (A) (B) (C)
       4.800%, 02/01/01                                    300            300
     Greystone, Municipal Lease Certificate
       Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                     59             59
     Longview, Water & Sewer RB, MBIA
       7.000%, 03/01/01                                    150            151
     Waxahachie, Industrial Development Authority,
       Dart Container Project (A) (B)
       4.550%, 11/08/00                                  1,950          1,950
-----------------------------------------------------------------------------
   TOTAL TEXAS                                                          3,809
-----------------------------------------------------------------------------
   VERMONT - 0.2%
     Vermont State, Educational &
       Health Buildings Financing
       Authoriy RB, Capital Asset
       Financing Program, Ser 1 (A) (B) (C)
       4.450%, 11/08/00                                    200            200
-----------------------------------------------------------------------------
   TOTAL VERMONT                                                          200
-----------------------------------------------------------------------------

                                                             OCTOBER 31, 2000 47

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                          FACE         VALUE
DESCRIPTION                                             AMT.(000)      (000)
-----------------------------------------------------------------------------
   VIRGINIA - 4.5%
     Greystone, Municipal Lease
       Certificate Trust Authority COP,
       Ser A (A) (B) (C)
       4.500%, 11/08/00                                $     4           $  4
     Greystone, Tax Exempt Certificate
       Trust Authority RB,
       Senior Certificate of Beneficial
       Ownership Project,
       Ser 1998-1 (A) (B) (C)
       4.500%, 11/08/00                                    289            289
     Lynchburg, Industrial Development
       Hospital Authority RB,
       VHA Mid Atlantic Project,
       Ser F, AMBAC (A) (B)
       4.400%, 11/08/00                                  1,000          1,000
     Roanoke, Industrial Development
       Hospital Authority RB,
       Ser A (A) (B)
       4.600%, 11/01/00                                  2,300          2,300
-----------------------------------------------------------------------------
   TOTAL VIRGINIA                                                       3,593
-----------------------------------------------------------------------------
   WASHINGTON - 3.1%
     Washington State, Housing Finance
       Commission RB,
       JATC Educational Development
       Trust Project (A) (B) (C)
       4.650%, 11/01/00                                  2,400          2,400
     Washington State, Housing
       Finance Commision RB,
       YMCA Columbia/Willamette
       Project (A) (B) (C)
       4.450%, 11/08/00                                    100            100
-----------------------------------------------------------------------------
   TOTAL WASHINGTON                                                     2,500
-----------------------------------------------------------------------------
   WEST VIRGINIA - 1.5%
     Putnam County, Industrial
       Development Authority RB,
       FMC Corporation Project (A) (B) (C)
       4.450%, 11/08/00                                  1,200          1,200
-----------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                                                  1,200
-----------------------------------------------------------------------------
   WISCONSIN - 5.4%
     Fox Point & Bayside, Joint
       School District, TRAN
       4.750%, 10/12/01                                    785            786
     Wisconsin State, Health & Educational
       Facilities Authority RB,
       Milwaukee Protestant Project,
       Ser A (A) (B) (C)
       4.400%, 11/08/00                                    900            900
     Wisconsin State, Johnson Creek
       School District TRAN
       4.750%, 08/23/01                                  1,250          1,251
     Wisconsin State, Kewaskum
       School District TRAN
       4.700%, 09/19/01                                    625            625
     Wisconsin State, South Milwaukee
       School District TRAN
       4.800%, 07/30/01                                    775            776
-----------------------------------------------------------------------------
   TOTAL WISCONSIN                                                      4,338
-----------------------------------------------------------------------------
   WYOMING - 0.5%
     Cheyenne County, Economic
       Development Authority RB,
       Holiday Inn Project (A) (B) (C)
       4.600%, 04/01/01                                    365            365
-----------------------------------------------------------------------------
   TOTAL WYOMING                                                          365
-----------------------------------------------------------------------------
48 OCTOBER 31, 2000

EXPEDITION TAX-FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                       VALUE
DESCRIPTION                                                            (000)
-----------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
      (COST $80,211)                                                  $80,211
-----------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
      (COST $80,211)                                                   80,211
OTHER ASSETS AND LIABILITIES, NET - 0.0%                                    4
-----------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital of Institutional Class (unlimited authorization --
   no par value) based on 5,624,402 outstanding shares of
   beneficial interest                                                  5,624
Portfolio Capital of Investment Service Shares Class (unlimited authorization-- no par value) based on 72,548,772 outstanding
   shares of beneficial interest                                       72,549
Portfolio Capital of Sweep Class Shares (unlimited authorization --
   no par value) based on 2,057,928 outstanding shares of
   beneficial interest                                                  2,058
Distributions in excess of net investment income                           (8)
Accumulated net realized loss on investments                               (8)
-----------------------------------------------------------------------------
    TOTAL NET ASSETS -- 100.0%                                        $80,215
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                                                  $1.00
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   INVESTMENT SERVICE SHARES CLASS                                      $1.00
-----------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE --
   SWEEP CLASS SHARES                                                   $1.00
-----------------------------------------------------------------------------
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on October 31, 2000.
(B) Put and Demand Feature -- the date reported on the Statement of Net Assets is the earlier of the maturity date or the put date.
(C) Securities are held in conjunction with a letter of credit from a major bank or financial instution.
(D) Pre-Refunded Security -- the maturity date shown on the Statement of Net Assets is the Pre-Refunded date.
AMBAC -- American Bond Municipal Assurance Company
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
FSA -- Financial Security Assistance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
TAW -- Tax Anticipation Warrant
TRAN -- Tax and Revenue Anticipation Note
VHA -- Veterans Hospital Administration

The accompanying notes are an integral part of the financial statements.

                                                             OCTOBER 31, 2000 49

STATEMENT OF OPERATIONS (000)
For the year ended October 31, 2000


                                                EXPEDITION         EXPEDITION
                                                  EQUITY          EQUITY INCOME
                                                   FUND              FUND(1)
                                                -----------       --------------
INVESTMENT INCOME:
   Dividends                                     $ 3,190             $   473
   Interest                                          318                  52
                                                 -------             -------
   Total investment income                         3,508                 525
                                                 -------             -------
EXPENSES:
   Investment Advisory fees                        3,190                 177
   Waiver of Investment Advisory fees                 --                  --
   Administrator fees                                851                  49
   Waiver of Administrator fees                       --                  --
   Transfer Agent fees                               203                  29
   Custodian fees                                     85                   5
   Directors' fees                                    --                   1
   Registration fees                                 (64)                 13
   Professional fees                                  98                   9
   Printing fees                                      69                   6
   Shareholder Servicing fees--
     Investment Service Shares                        --                  --
     Sweep Class Shares                               --                  --
   Distribution fees--
     Investment Shares - Class A                      18                  --
     Investment Shares - Class B                     132                   2
   Amortization of organization costs                  5                  --
   Other fees                                         23                   1
                                                 -------             -------
   Net expenses                                    4,610                 292
                                                 -------             -------
   Investment income (loss)-- net                 (1,102)                233
                                                 -------             -------
   Net realized gain (loss) on investments        58,586               1,672
   Net change in unrealized appreciation
     of investments                               25,051                 959
                                                 -------             -------
   NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS                   83,637               2,631
                                                 -------             -------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $82,535             $ 2,864
                                                 =======             =======

(1) Commenced operations on March 3, 2000.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50  OCTOBER 31, 2000


                        EXPEDITION        EXPEDITION                              EXPEDITION
                        INVESTMENT     TAX-FREE INVESTMENT    EXPEDITION          TAX-FREE
                        GRADE BOND        GRADE BOND         MONEY MARKET        MONEY MARKET
                           FUND             FUND(1)              FUND                FUND
                        ----------      -----------------    -------------      --------------
                         $    --           $    --            $     --            $    --
                           8,255             3,003              24,401              3,329
                         -------           -------            --------            -------
                           8,255             3,003              24,401              3,329
                         -------           -------            --------            -------

                             740               288               1,557                322
                            (185)              (58)               (836)              (171)
                             260                49                 778                161
                              --                --                (194)               (40)
                              82                26                 180                 58
                              26                12                  78                 16
                              --                 3                   5                  3
                              12                21                  25                (37)
                              10                15                  37                 16
                              25                16                  27                 12

                              --                --                 611                164
                              --                --                  11                  1

                              16                 1                  --                 --
                               2                --                  --                 --
                              --                --                  --                  4
                               3                 3                  17                  2
                         -------           -------            --------            -------
                             991               376               2,296                511
                         -------           -------            --------            -------
                           7,264             2,627              22,105              2,818
                         -------           -------            --------            -------
                          (2,234)             (150)                 --                 (1)

                           2,150             3,340                  --                 --
                         -------           -------            --------            -------
                             (84)            3,190                  --                 (1)
                         -------           -------            --------            -------
                          $7,180           $ 5,817            $ 22,105            $ 2,817
                         =======           =======            ========            =======

                                                             OCTOBER 31, 2000 51

STATEMENT OF CHANGES IN NET ASSETS (000)
For the periods ended October 31,


                                                                EXPEDITION
                                                                 EQUITY
                                                                  FUND
                                                         --------------------
                                                             Year       Year
                                                             Ended      Ended
                                                           10/31/00   10/31/99
                                                         -----------  --------
OPERATIONS:
Investment income (loss)-- net                            $ (1,102)  $     29
Net realized gain (loss) on investments                     58,586     41,739
Net change in unrealized appreciation
   (depreciation) of investments                            25,051     45,700
                                                          --------   --------
Net increase (decrease) in net assets resulting
   from operations                                          82,535     87,468
                                                          --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                                        --        (100)
   Investment Shares - Class A                                 --          --
   Investment Shares - Class B                                 --          --
Net realized gain on investments:
   Institutional Shares                                    (40,734)   (15,469)
   Investment Shares - Class A                                (558)      (161)
   Investment Shares - Class B                                (966)        (2)
                                                          --------   --------
Total distributions                                        (42,258)   (15,732)
                                                          --------   --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                                      55,003     51,570
   Proceeds in Connection with the Acquisition
     of Common Trust Fund Assets                               --          --
   Shares Issued in Lieu of Cash Distributions              40,656     15,498
   Payments for redemptions                                (75,519)   (57,381)
                                                          --------   --------
Increase (decrease) in net assets from
   Institutional Shares transactions                        20,140      9,687
                                                          --------   --------
Investment Shares - Class A:
   Proceeds from sales                                       6,552      3,389
   Shares Issued in Lieu of Cash Distributions                 541        153
   Payments for redemptions                                 (2,445)    (1,433)
                                                          --------   --------
Increase (decrease) in net assets from
   Investment Shares - Class A transactions                  4,648      2,109
                                                          --------   --------
Investment Shares - Class B:
   Proceeds from sales                                      12,404      7,712
   Shares Issued in Lieu of Cash Distributions                 960          2
   Payments for redemptions                                 (1,921)      (239)
                                                          --------   --------
Increase (decrease) in net assets from
   Investment Shares - Class B transactions                 11,443      7,475
                                                          --------   --------
Total increase (decrease) in net assets from
   capital share transactions                               36,231     19,271
                                                          --------   --------
   Total increase (decrease) in net assets                  76,508     91,007
                                                          --------   --------
Net Assets at Beginning of period                          376,088    285,081
                                                          --------   --------
Net Assets at End of period                               $452,596   $376,088
                                                          ========   ========

(1) See note 4 in the notes to financial statements for additional information.
(2) Commenced operations on March 3, 2000.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


52  OCTOBER 31, 2000


                                                        EXPEDITION               EXPEDITION                 TAX-FREE
                                                        QUITY INCOME          INVESTMENT GRADE          INVESTMENT GRADE
                                                          FUND(2)                 BOND FUND               BOND FUND(2)
                                                        --------------      ------------------        -------------------
                                                          3/3/00               Year      Year               3/3/00
                                                            to                 Ended     Ended                to
                                                         10/31/00            10/31/00  10/31/99            10/31/00
                                                        ------------        ---------  --------           ------------
OPERATIONS:
Investment income (loss)-- net                            $   233            $  7,264 $   5,457            $  2,627
Net realized gain (loss) on investments                     1,672              (2,234)      (89)               (150)
Net change in unrealized appreciation
   (depreciation) of investments                              959               2,150    (5,544)              3,340
                                                          -------            --------  --------            --------
Net increase (decrease) in net assets resulting
   from operations                                          2,864               7,180      (176)              5,817
                                                          -------            --------  --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                                      (215)             (6,924)   (5,030)             (2,615)
   Investment Shares - Class A                                 (1)               (331)     (416)                (12)
   Investment Shares - Class B                                 --                  (8)       (3)                 --
Net realized gain on investments:
   Institutional Shares                                        --                  --        --                  --
   Investment Shares - Class A                                 --                  --        --                  --
   Investment Shares - Class B                                 --                  --        --                  --
                                                          -------            --------  --------            --------
Total distributions                                          (216)             (7,263)   (5,449)             (2,627)
                                                          -------            --------  --------            --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                                        133              24,999    18,496               6,482
   Proceeds in Connection with the Acquisition
     of Common Trust Fund Assets                           35,971              38,701        --              93,207
   Shares Issued in Lieu of Cash Distributions                 --               4,456     3,048                   1
   Payments for redemptions                                (4,317)            (30,589)  (22,452)            (18,137)
                                                          -------            --------  --------            --------
Increase (decrease) in net assets from
   Institutional Shares transactions                       31,787              37,567      (908)             81,553
                                                          -------            --------  --------            --------
Investment Shares - Class A:
   Proceeds from sales                                        280                 208       353                 499
   Shares Issued in Lieu of Cash Distributions                  1                 215       265                  10
   Payments for redemptions                                    --              (2,498)   (3,221)                --
                                                           ------            --------  --------            --------
Increase (decrease) in net assets from
   Investment Shares - Class A transactions                   281              (2,075)   (2,603)                509
                                                          -------            --------  --------            --------
Investment Shares - Class B:
   Proceeds from sales                                        422                 115       237                   3
   Shares Issued in Lieu of Cash Distributions                 --                   8         3                  --
   Payments for redemptions                                    (5)               (134)      (21)                 --
                                                          -------            --------  --------            --------
Increase (decrease) in net assets from
   Investment Shares - Class B transactions                   417                 (11)      219                   3
                                                          -------            --------  --------            --------
Total increase (decrease) in net assets from
   capital share transactions                              32,485              35,481    (3,292)             82,065
                                                          -------            --------  --------            --------
   Total increase (decrease) in net assets                 35,133              35,398    (8,917)             85,255
                                                          -------            --------  --------            --------
Net Assets at Beginning of period                              --             106,382   115,299                  --
                                                          -------            --------  --------            --------
Net Assets at End of period                               $35,133            $141,780  $106,382            $ 85,255
                                                          =======            ========  ========            ========


                                                            OCTOBER 31, 2000  53

STATEMENT OF CHANGES IN NET ASSETS (000)
For the periods ended October 31,

                                                                     EXPEDITION
                                               EXPEDITION             TAX-FREE
                                              MONEY MARKET          MONEY MARKET
                                                  FUND                 FUND
                                         ---------------------  -------------------
                                             Year       Year      Year       Year
                                             Ended      Ended     Ended      Ended
                                           10/31/00   10/31/99  10/31/00   10/31/99
                                         ----------  ---------  --------  ---------
OPERATIONS:
Investment income -- net                   $ 22,105   $ 13,895   $ 2,818   $  2,064
Net realized loss on investments                 --         (2)       (1)        (7)
Net change in unrealized appreciation
   (depreciation) of investments                 --         --       --          --
                                           --------   --------   -------   --------
Net increase in net assets resulting
   from operations                           22,105     13,893     2,817      2,057
                                           --------   --------   -------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income -- net:
   Institutional Shares                      (8,184)    (5,844)     (531)      (466)
   Investment Service Shares                (13,732)    (8,050)   (2,287)    (1,598)
   Sweep Class Shares                          (189)        --        (8)       ---
                                           --------   --------   -------   --------
Total distributions                         (22,105)   (13,894)   (2,826)    (2,064)
                                           --------   --------   -------   --------
CAPITAL SHARE TRANSACTIONS (1):
Institutional Shares:
   Proceeds from sales                      613,378    507,343    32,791     48,856
   Shares Issued in Lieu of Cash
    Distributions                               367        284        --         --
   Payments for redemptions                (613,651)  (479,528)  (56,042)   (19,981)
                                           --------   --------   -------   --------
Increase (decrease) in net assets from
   Institutional Shares transactions             94     28,099   (23,251)    28,875
                                           --------   --------   -------   --------
Investment Service Shares:
   Proceeds from sales                      849,066    637,445   195,761    158,834
   Shares Issued in Lieu of
    Cash Distributions                        1,541      1,324        28         14
   Payments for redemptions                (712,456)  (595,247) (183,135)  (163,495)
                                           --------   --------   -------   --------
Increase (decrease) in net assets from
    - Investment Service Shares
   transactions                             138,151     43,522    12,654     (4,647)
                                           --------   --------   -------   --------
Sweep Class Shares:
   Proceeds from sales                       43,386         --     2,518        ---
   Shares Issued in Lieu of
     Cash Distributions                         182         --         8        ---
   Payments for redemptions                 (11,589)        --      (468)       ---
                                           --------   --------   -------   --------
Increase in net assets from
   Sweep Class Shares                        31,979         --     2,058        ---
                                           --------   --------   -------   --------
Total increase (decrease) in
   net assets from
   capital share transactions               170,224     71,621    (8,539)    24,228
                                           --------   --------   -------   --------
   Total increase (decrease)
   in net assets                            170,224     71,620    (8,548)    24,221
                                           --------   --------   -------   --------
Net Assets at Beginning of period           317,229    245,609    88,763     64,542
                                           --------   --------   -------   --------
Net Assets at End of period                $487,453   $317,229   $80,215   $ 88,763
                                           ========   ========   =======   ========

(1) See note 4 in the notes to financial statements for additional information. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54  OCTOBER 31, 2000

THIS PAGE INTENTIONALLY LEFT BLANK.

OCTOBER 31, 2000  55

FINANCIAL HIGHLIGHTS
For the periods ended October 31,
For a Share Outstanding Throughout each Period.

---------------------------------------------------------------------------------------------------------------------------------
                         NET                               REALIZED AND       DISTRIBUTIONS                            NET ASSET
                    ASSET VALUE,             NET            UNREALIZED          FROM NET          DISTRIBUTIONS         VALUE,
                      BEGINNING          INVESTMENT      GAINS OR (LOSSES)     INVESTMENT             FROM              END OF
                      OF PERIOD            INCOME         ON INVESTMENTS         INCOME           CAPITAL GAINS         PERIOD
                   ------------         ------------       --------------     --------------      --------------      -----------
---------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2000                    $13.09              (0.02)               2.67                 --              (1.49)             $14.25
  1999                     10.55                 --                3.13                 --              (0.59)              13.09
  1998                      9.39               0.06                1.67              (0.06)             (0.51)              10.55
  1997(1)                  10.00               0.02                0.25              (0.02)             (0.86)               9.39
  Investment Shares - Class A
  2000                    $13.06              (0.03)               2.64                 --              (1.49)             $14.18
  1999                     10.58              (0.03)               3.10                 --              (0.59)              13.06
  1998(2)                   9.65               0.04                1.45              (0.05)             (0.51)              10.58
  Investment Shares - Class B
  2000                    $12.96              (0.08)               2.56                 --              (1.49)             $13.95
  1999(3)                  10.82              (0.04)               2.77                 --              (0.59)              12.96
---------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2000(4)                 $10.00               0.07                0.76              (0.06)                --              $10.77
  Investment Shares - Class A
  2000(5)                 $ 9.78               0.04                1.00              (0.06)                --              $10.76
  Investment Shares - Class B
  2000(6)                 $ 9.82               0.01                0.94              (0.02)                --              $10.75
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2000                    $ 9.65               0.53                0.07              (0.53)                --              $ 9.72
  1999                     10.15               0.49               (0.50)             (0.49)                --                9.65
  1998                      9.85               0.51                0.30              (0.51)                --               10.15
  1997(1)                   9.69               0.19                0.16              (0.19)                --                9.85
  Investment Shares - Class A
  2000                    $ 9.64               0.51                0.07              (0.51)                --              $ 9.71
  1999                     10.15               0.47               (0.51)             (0.47)                --                9.64
  1998                      9.85               0.49                0.30              (0.49)                --               10.15
  1997                      9.77               0.53                0.08              (0.53)                --                9.85
  1996                      9.92               0.58               (0.15)             (0.58)                --                9.77
  1995                      9.54               0.63                0.38              (0.63)                --                9.92
  Investment Shares - Class B
  2000                    $ 9.64               0.44                0.08              (0.44)                --              $ 9.72
  1999(3)                  10.06               0.38               (0.17)             (0.63)                --                9.64

 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on June 13, 1997. All ratios for the period have been annualized.
(2) Commenced operations on November 24, 1997. All ratios for the period have been annualized.
(3) Commenced operations on November 16, 1998. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

56 OCTOBER 31, 2000

----------------------------------------------------------------------------------------------------------
                      RATIO OF            RATIO OF         RATIO OF NET          RATIO OF NET INVESTMENT
                     NET ASSETS           EXPENSES          INVESTMENT            TO AVERAGE NET ASSETS
        TOTAL          END OF            TO AVERAGE        INCOME (LOSS) TO         (EXCLUDING WAIVERS
       RETURN+      PERIOD (000)         NET ASSETS       AVERAGE NET ASSETS        AND REIMBURSEMENTS)
      ---------     ------------         ------------    --------------------     ----------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

      22.01%       $422,148                  1.05%              (0.22)%                      1.05%
      30.87%        363,694                  1.05%               0.04%                       1.05%
      19.18%        283,170                  1.08%               0.38%                       1.11%
       2.96%        237,567                  1.09%               0.53%                       1.09%

      21.73%       $ 10,090                  1.30%              (0.49)%                      1.30%
      30.16%          4,688                  1.30%              (0.21)%                      1.30%
      16.16%          1,911                  1.29%              (0.14)%                      1.37%

      20.80%       $ 20,358                  2.05%              (1.24)%                      2.05%
      26.31%          7,706                  2.05%              (0.95)%                      2.05%

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

       8.36%       $ 34,420                  1.25%               1.00%                       1.25%

      10.60%         $  286                  1.50%               0.84%                       1.50%

       9.71%         $  427                  2.25%              (0.15)%                      2.25%

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

       6.49%       $136,354                  0.75%               5.61%                       0.89%
      (0.06)%        98,889                  0.90%               5.00%                       1.15%
       8.43%        104,953                  0.94%               5.11%                       1.13%
       3.49%        101,224                  1.10%               5.05%                       1.11%

       6.22%        $ 5,222                  1.00%               5.32%                       1.14%
      (0.41)%         7,279                  1.15%               4.75%                       1.40%
       8.25%         10,346                  1.10%               4.95%                       1.25%
       6.41%         23,630                  1.13%               5.46%                       1.56%
       4.44%         44,552                  1.08%               5.90%                       1.58%
      10.94%         63,521                  1.04%               6.51%                       1.51%

       5.54%         $  204                  1.75%               4.58%                       1.89%
       2.10%            214                  1.90%               4.07%                       2.15%




          RATIO OF NET INVESTMENT
        INCOME (LOSS) TO AVERAGE NET
         ASSETS (EXCLUDING WAIVERS           PORTFOLIO
             AND REIMBURSEMENTS)           TURNOVER RATE
        ----------------------------      ---------------
                  (0.22)%                     64.54%
                   0.04%                      90.76%
                   0.35%                      54.19%
                   0.53%                      64.68%

                  (0.49)%                     64.54%
                  (0.21)%                     90.76%
                  (0.22)%                     54.19%

                  (1.24)%                     64.54%
                  (0.95)%                     90.76%
 ---------------------------------------------------

 ---------------------------------------------------


                   1.00%                      73.31%

                   0.84%                      73.31%

                  (0.15)%                     73.31%

 ---------------------------------------------------

 ---------------------------------------------------

                   5.47%                      77.09%
                   4.75%                      39.57%
                   4.92%                      32.93%
                   5.04%                      69.09%

                   5.18%                      77.09%
                   4.50%                      39.57%
                   4.80%                      32.93%
                   5.03%                      69.09%
                   5.40%                      77.00%
                   6.04%                      79.00%

                   4.44%                      77.09%
                   3.82%                      39.57%


 (4) Commenced operations on March 3, 2000. All ratios for the period have been annualized.
 (5) Commenced operations on March 13, 2000. All ratios for the period have been annualized.
 (6) Commenced operations on March 16, 2000. All ratios for the period have been annualized.

 Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            OCTOBER 31, 2000  57

FINANCIAL HIGHLIGHTS
For the periods ended October 31,
For a Share Outstanding Throughout each Period.

-------------------------------------------------------------------------------------------------------------------------------
                                  NET                     REALIZED AND         DISTRIBUTIONS                          NET ASSET
                              ASSET VALUE,     NET         UNREALIZED           FROM NET         DISTRIBUTIONS          VALUE,
                               BEGINNING    INVESTMENT   GAINS OR (LOSSES)     INVESTMENT            FROM               END OF
                               OF PERIOD      INCOME      ON INVESTMENTS         INCOME          CAPITAL GAINS          PERIOD
                              -----------  -----------   ----------------      --------------   --------------       ---------
------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INVESTMENT GRADE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2000(1)                          $10.00        0.31           0.37               (0.31)             --                $10.37
  Investment Shares - Class A
  2000(2)                          $10.05        0.28           0.31               (0.28)             --                $10.36
  Investment Shares - Class B
  2000(3)                          $10.18        0.13           0.19               (0.13)             --                $10.37

------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2000                             $ 1.00        0.06             --               (0.06)             --                $ 1.00
  1999                               1.00        0.05             --               (0.05)             --                  1.00
  1998                               1.00        0.05             --               (0.05)             --                  1.00
  1997(4)                            1.00        0.02             --               (0.02)             --                  1.00
  Investment Service Shares
  2000                             $ 1.00        0.06             --               (0.06)             --                $ 1.00
  1999                               1.00        0.05             --               (0.05)             --                  1.00
  1998                               1.00        0.05             --               (0.05)             --                  1.00
  1997(5)                            1.00        0.08             --               (0.08)             --                  1.00
  1996                               1.00        0.04             --               (0.04)             --                  1.00
  1995                               1.00        0.05             --               (0.05)             --                  1.00
  Sweep Class Shares
  2000(6)                          $ 1.00        0.01             --               (0.01)             --                $ 1.00

-------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Shares
  2000                             $ 1.00        0.04             --               (0.04)             --                $ 1.00
  1999(7)                            1.00        0.02             --               (0.02)             --                  1.00
  Investment Service Shares
  2000                             $ 1.00        0.03             --               (0.03)             --                $ 1.00
  1999                               1.00        0.03             --               (0.03)             --                  1.00
  1998(8)                            1.00        0.01             --               (0.01)             --                  1.00
  Sweep Class Shares
  2000(6)                          $ 1.00        0.01             --               (0.01)             --                $ 1.00

 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on March 3, 2000. All ratios for the period have been annualized.
(2) Commenced operations on March 13, 2000. All ratios for the period have been annualized.
(3) Commenced operations on June 23, 2000. All ratios for the period have been annualized.
(4) Commenced operations on June 9, 1997. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

58  OCTOBER 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
                                 RATIO OF        RATIO OF NET         RATIO OF EXPENSES   RATIO OF NET INVESTMENT
                NET ASSETS       EXPENSES        INVESTMENT       TO AVERAGE NET ASSETS   INCOME (LOSS) TO AVERAGE NET
   TOTAL          END OF        TO AVERAGE     INCOME (LOSS) TO     (EXCLUDING WAIVERS  ASSETS (EXCLUDING WAIVERS      PORTFOLIO
  RETURN+      PERIOD (000)     NET ASSETS     AVERAGE NET ASSETS     AND REIMBURSEMENTS)    AND REIMBURSEMENTS)      TURNOVER RATE
 ---------    ------------     -----------    --------------------   -------------------  -------------------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

    6.84%       $ 84,729            0.65%               4.58%                 0.75%              4.48%                   42.74%

    5.95%       $    523            0.90%               4.36%                 1.00%              4.26%                   42.74%

    3.16%       $      3            1.65%               3.56%                 1.75%              3.46%                   42.74%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

    5.96%       $130,891            0.43%               5.79%                 0.69%              5.53%                    n/a
    4.83%        130,798            0.43%               4.73%                 0.77%              4.39%                    n/a
    5.33%        102,699            0.43%               5.18%                 0.66%              4.95%                    n/a
    5.26%         48,006            0.43%               5.22%                 0.70%              4.95%                    n/a

    5.69%       $324,583            0.68%               5.62%                 0.94%              5.36%                    n/a
    4.56%        186,431            0.68%               4.47%                 1.02%              4.13%                    n/a
    5.07%        142,910            0.68%               4.95%                 0.91%              4.73%                    n/a
    4.97%        147,651            0.73%               4.84%                 0.85%              4.72%                    n/a
    4.95%        136,666            0.71%               4.85%                 0.71%              4.85%                    n/a
    5.51%        141,434            0.56%               5.38%                 0.66%              5.28%                    n/a

    1.53%       $ 31,979            0.80%               5.95%                 1.06%              5.69%                    n/a

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

    3.80%       $  5,622            0.43%               3.61%                 0.69%              3.35%                    n/a
    1.69%         28,874            0.43%               3.06%                 0.89%              2.60%                    n/a

    3.54%       $ 72,535            0.68%               3.48%                 0.94%              3.22%                    n/a
    2.77%         59,889            0.68%               2.73%                 0.95%              2.46%                    n/a
    1.33%         64,542            0.68%               2.95%                 0.78%              2.85%                    n/a

    1.00%       $  2,058            0.80%               3.81%                 1.06%              3.55%                    n/a

(5) During 1997, the Starburst Money Market Trust Shares were renamed the Expedition Money Market Investment
    Service Shares.
(6) Commenced operations on August 1, 2000. All ratios for the period have been annualized.
(7) Commenced operations on April 14, 1999. All ratios for the period have been annualized.
(8) Commenced operations on May 20, 1998. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

OCTOBER 31, 2000  59

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
The Expedition Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company offering the following Funds as of October 31, 2000: the Expedition Equity Fund (the "Equity Fund"), the Expedition Equity Income Fund (the "Equity Income Fund"), the Expedition Investment Grade Bond Fund (formerly Expedition Bond Fund) (the "Investment Grade Bond Fund"), the Expedition Tax-Free Investment Grade Bond Fund (the "Tax-Free Investment Grade Bond Fund"), the Expedition Money Market Fund (the "Money Market Fund"), and the Expedition Tax-Free Money Market Fund (the "Tax-Free Money Market Fund") (collectively, the "Funds"). The Funds are registered to offer three classes of shares. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds offer Institutional Shares, Investment Shares - Class A (formerly Investment Shares) and Investment Shares - Class B (formerly Class B Shares), and the Money Market and Tax-Free Money Market Funds offer Institutional Shares, Investment Service Shares and Sweep Class Shares. The assets of each Fund are segregated and a shareholder's interest is limited to the funds in which shares are held. The investment objectives, policies, and strategies of the Expedition Funds are described in their prospectuses.

(2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with generally accepted accounting principles.

SECURITY VALUATION -- Investment securities held by the Money Market Fund and the Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds are valued as follows: equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the "Trustees").


60 OCTOBER 31, 2000

REPURCHASE AGREEMENTS -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' Investment Advisor (the "Advisor") to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Investment Grade Bond Fund, the Tax-Free Investment Grade Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund and the Equity Income Fund declare and pay dividends from net investment income quarterly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended October 31, 2000 (000):

                               UNDISTRIBUTED      ACCUMULATED
                          NET INVESTMENT INCOME  REALIZED GAIN  PAID-IN-CAPITAL
                          ---------------------  ------------   ------------
Expedition Equity Fund           $1,102             $(1,147)         $45
Expedition Money Market Fund     $    2             $    (2)          --

FEDERAL TAXES -- It is each Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 (Subchapter M), as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

                                                            OCTOBER 31, 2000  61

Notes to Financial Statements


At October 31, 2000, the following Funds, for Federal tax purposes, had capital loss carry-forwards which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of any distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for Federal tax. Persuant to the Code, such capital loss carryforwards will expire as follows:

                                                                TAX-FREE                                           TAX-FREE
                                     INVESTMENT                INVESTMENT                 MONEY                     MONEY
            EXPIRATION               GRADE BOND                GRADE BOND                 MARKET                    MARKET
               YEAR                     FUND                      FUND                     FUND                      FUND
            ------------             ------------             ------------              ------------              -----------
               2002                   $2,268,525                $     --                   $   --                   $   --
               2003                      558,610                      --                       --                       --
               2004                        1,621                      --                       --                       --
               2005                      738,192                      --                       --                       --
               2006                           --                      --                       --                      171
               2007                       63,361                      --                    1,378                    7,327
               2008                    2,260,968                 149,607                      385                      637
                                      ----------                --------                   ------                   ------
                                      $5,891,277                $149,607                   $1,763                   $8,135
                                      ==========                ========                   ======                   ======

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and income reported in the financial statements. Actual results could differ from those estimated.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

(3) INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE AGREEMENTS

INVESTMENT ADVISORY FEE -- Compass Bank, the Trust's Investment Advisor, receives for its services annual advisory fees equal to 0.75% of each of the Equity and Equity Income Funds', 0.50% of each of the Investment Grade Bond and Tax-Free Investment Grade Bond Funds' and 0.40% of each of the Money Market and the Tax-Free Money Market Funds' average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.


62  OCTOBER 31, 2000

INVESTMENT SUB-ADVISOR -- Weiss, Peck & Greer, L.L.C. ("WPG") serves as the Tax-Free Money Market Fund's investment sub-advisor under a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: .075% of the Fund's average daily net assets up to $150 million; .05% of the next $350 million of the Fund's average daily net assets, .04% of the next $500 million in average daily net assets; and .03% of the Fund's average daily net assets over $1 billion.

ADMINISTRATIVE FEE -- The Trust and SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of .20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

DISTRIBUTION FEES -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Equity, Equity Income, Investment Grade Bond, and Tax-Free Investment Grade Bond Funds have adopted Distribution Plans for Investment Shares - Class A and Investment Shares - Class B. Under the terms of each Plan the Funds pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the daily net assets of the Class A Shares and 1.00% of the Class B Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities.

The Money Market and Tax-Free Money Market Funds have adopted and entered into a Shareholder Service Plan and Agreement with the Distributor. Each Fund pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investment Service Shares and Sweep Class Shares, which may be used by the Distributor to provide compensation to service providers that have agreed to provide certain shareholders support services for their customers who own such Shares of the Funds.

ADMINISTRATIVE SERVICING FEES -- To the extent that investors buy Sweep Class Shares through Compass Bank or any of its affiliates providing sub-accounting, sub-transfer agency services or other administrative services, including Compass Brokerage, Inc., those entities may receive administrative servicing fees, payable from the Funds' assets, of up to .12% of each Fund's average daily net assets attributable to Sweep Class Shares.

CUSTODIAN FEES -- Compass Bank serves as the Funds' custodian. Their fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of-pocket expenses.
                                                            OCTOBER 31, 2000  63

NOTES TO FINANCIAL STATEMENTS

(4) CAPITAL SHARE TRANSACTIONS (000)

                                                                 EXPEDITION                    EXPEDITION
                                                                   EQUITY                     EQUITY INCOME
                                                                    FUND                          FUND
                                                       --------------------------          -----------------
                                                        Year Ended    Year Ended                3/3/00 to
                                                         10/31/00      10/31/99                 10/31/00
                                                       -----------   ------------          ----------------
   Institutional Shares:
     Shares issued                                        4,122            4,230                    13
     Shares issued in connection with the
       Aquisition of Commom Trust Fund Assets               --                --                 3,595
     Shares issued in lieu of cash distributions          3,297            1,439                    --
     Shares redeemed                                     (5,593)          (4,704)                 (411)
                                                       --------           ------                ------
     Total Institutional Shares transactions              1,826              965                 3,197
                                                       --------           ------                ------
   Investment Shares - Class A and
     Investment Service Shares (respectively):
     Shares issued                                          487              282                    27
     Shares issued in lieu of cash distributions             44               14                    --
     Shares redeemed                                       (179)            (118)                   --
                                                       --------           ------                ------
     Total Investment Shares - Class A and
       Investment Service  Shares
       (respectively) transactions                          352              178                    27
                                                       --------           ------                ------
   Investment Shares - Class B:
     Shares issued                                          928              614                    41
     Shares issued in lieu of cash distributions             79               --                    --
     Shares redeemed                                       (143)             (19)                   (1)
                                                       --------           ------                ------
     Total Investment Shares - Class B transactions         864              595                    40
                                                       --------           ------                ------
   Sweep Class Shares:
     Shares issued                                           --               --                    --
     Shares issued in lieu of cash distributions             --               --                    --
     Shares redeemed                                         --               --                    --
                                                       --------           ------                ------
     Total Investment Shares - Sweep Class transactions      --               --                    --
                                                       --------           ------                ------
     NET INCREASE (DECREASE)
       FROM SHARE TRANSACTIONS                            3,042            1,738                 3,264
                                                       ========           ======                ======


(4) CAPITAL SHARE TRANSACTIONS (000)

           EXPEDITION                  EXPEDITION TAX-FREE                   EXPEDITION                         EXPEDITION
        INVESTMENT GRADE               INVESTMENT GRADE                     MONEY MARKET                      TAX-FREE MONEY
           BOND FUND                        BOND FUND                           FUND                            MARKET FUND
    ------------------------           ------------------         --------------------------------        --------------------------
    Year Ended    Year Ended                3/3/00 to             Year Ended         Year Ended           Year Ended      Year Ended
    10/31/00        10/31/99                10/31/00               10/31/00            10/31/99             10/31/00        10/31/99
    ----------    ----------             --------------           --------------     -------------        ------------    ----------

    2,438            1,876                     635                  613,378           507,343                32,791          48,856

    4,082               --                   9,321                       --                --                    --              --
      465              310                      --                      367               284                    --              --
   (3,208)          (2,271)                 (1,783)                (613,651)         (479,528)              (56,042)        (19,981)
   ------           ------                  ------                 --------         ---------              --------        --------
    3,777              (85)                  8,173                       94            28,099               (23,251)         28,875
   ------           ------                  ------                 --------         ---------              --------        --------


       22               35                      49                  849,066           637,445               195,761         158,834
       23               27                       1                    1,541             1,324                    28              14
     (262)            (327)                     --                 (712,456)         (595,247)             (183,135)       (163,495)
   ------           ------                  ------                 --------         ---------              --------        --------


     (217)            (265)                     50                  138,151            43,522                12,654          (4,647)
   ------           ------                  ------                 --------         ---------              --------        --------

       12               24                      --                       --                --                    --              --
        1               --                      --                       --                --                    --              --
      (14)              (2)                     --                       --                --                    --              --
   ------           ------                  ------                 --------         ---------              --------        --------
       (1)              22                      --                       --                --                    --              --
   ------           ------                  ------                 --------         ---------              --------        --------

       --               --                      --                   43,386                --                 2,518              --
       --               --                      --                      182                --                     8              --
       --               --                      --                  (11,589)               --                  (468)             --
   ------           ------                  ------                 --------         ---------              --------        --------
       --               --                      --                   31,979                --                 2,058              --
   ------           ------                  ------                 --------         ---------              --------        --------

    3,559             (328)                  8,223                  170,224            71,621                (8,539)         24,228
   ======           ======                  ======                 ========         =========              ========        ========

                                                           OCTOBER 31, 2000  65

NOTES TO FINANCIAL STATEMENTS


(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 2000, were as follows (000):

                                                                                                   TAX-FREE
                                                         EQUITY            INVESTMENT              INVESTMENT
                                    EQUITY               INCOME            GRADE BOND             GRADE BOND
                                     FUND                 FUND                FUND                   FUND
                                   --------             --------           ------------           ------------
Purchases
   Government.........                  --                   --             $  93,674                    --
   Other..............            $271,793              $55,103             $  34,540              $123,016
Sales
   Government.........                  --                   --              $ 57,208                    --
   Other..............            $279,210              $25,553              $ 33,360               $35,592

At October 31, 2000, the total cost of securities for Federal income tax purposes was $345,289,615 for the Equity Fund and $31,547,080 for the Equity Income Fund. The total cost and the net realized gains or losses on securities sold for the Investment Grade Bond Fund and the Tax-Free Investment Grade Bond Fund for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 2000, are as follows (000):

                                                                                                    TAX-FREE
                                                          EQUITY             INVESTMENT             INVESTMENT
                                     EQUITY               INCOME             GRADE BOND            GRADE BOND
                                      FUND                 FUND                 FUND                  FUND
                                    --------              --------           ------------         -----------
Aggregate gross unrealized
   appreciation.......              $123,411              $ 6,000              $ 2,058                $ 1,623
Aggregate gross unrealized
   depreciation.......               (13,881)              (2,413)                (941)                  (309)
                                    --------              -------              -------                -------
Net unrealized
   appreciation
   (depreciation).....              $109,530              $ 3,587              $ 1,117                $ 1,314
                                    ========              =======              =======                =======

(6) ORGANIZATION COSTS AND TRANSACTIONS
WITH AFFILIATES
Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganization. In the event that any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same

66  OCTOBER 31, 2000
ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

(7) COMMON TRUST FUND CONVERSIONS
On March 3, 2000, certain Common Trust Funds of Compass Bank and certain of its affiliates were converted into the Expedition Funds. The Funds involved in the conversion are as follows:

COMMON TRUST FUND                                 EXPEDITION FUND
------------------                                ----------------
Equity Income Trust                               Equity Income
Investment Grade Tax-Free Bond                    Tax-Free Investment Grade Bond
Long Term Investment Grade Tax-Free Bond          Tax-Free Investment Grade Bond
Tax-Free Bond                                     Tax-Free Investment Grade Bond
Investment Grade Bond Trust                       Investment Grade Bond
Quality Grade Bond Trust                          Investment Grade Bond

The net assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The net assets of each fund (including net unrealized Appreciation (Depreciation) immediately before the conversion were as follows (000):

                                                  UNREALIZED
                                                 APPRECIATION           NET
COMMON TRUST FUND                               (DEPRECIATION)         ASSETS
------------------                                ------------         ------
Equity Income Trust                                  2,653             35,971
Investment Grade Tax-Free Bond                      (1,119)            54,740
Long Term Investment Grade Tax-Free Bond              (245)            12,391
Tax-Free Bond                                         (662)            26,076
Investment Grade Bond Trust                           (518)            12,589
Quality Grade Bond Trust                            (1,151)            26,112

The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Institutional Class in the Statement of Changes in Net Assets for each respective fund.

                                                             OCTOBER 31, 2000 67

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders of
Expedition Funds :

We have audited the accompanying statements of net assets of Expedition Funds (the "Funds"), including the Equity Fund, Equity Income Fund, Investment Grade Bond Fund, Tax-Free Investment Grade Bond Fund, Money Market Fund, and Tax-Free Money Market Fund as of October 31, 2000, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodians and brokers, and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Princeton, New Jersey
December 15, 2000

68  OCTOBER 31, 2000

NOTICE TO SHAREHOLDERS
For the year ended October 31, 2000 (Unaudited)


For shareholders that do not have a October 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2000, please consult your tax advisor as to the pertinence of this notice. For this fiscal year ended October 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year.

                          Long Term
                         (20% Rate)              Ordinary
                        Capital Gain               Income                    Tax Exempt                Total             Qualifying
Portfolio               Distribution            Distributions                 Interest             Distributions        Dividends(1)
--------                ------------            -------------                ----------            -------------        -----------
Expedition Equity
   Fund                   100.00%                   0.00%                       0.00%                100.00%                0.00%
Expedition Equity
   Income Fund              0.00%                 100.00%                       0.00%                100.00%                0.00%
Expedition
   Investment Grade
   Bond Fund                0.00%                 100.00%                       0.00%                100.00%                0.00%
Expedition Tax-Free
   Investment Grade
   Bond                     0.00%                   0.02%                      99.98%                100.00%                0.00%
Expedition Money
   Market Fund              0.00%                 100.00%                       0.00%                100.00%                0.00%
Expedition Tax-Free
   Money Market
   Fund                     0.00%                   0.00%                     100.00%                100.00%                0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

                                                            OCTOBER 31, 2000  69

NOTES

NOTES

NOTES

INVESTMENT ADVISOR AND CUSTODIAN:
Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

INDEPENDENT AUDITORS:
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

COUNSEL:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036


EXP-F-011-05